                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-3956

                        RIVERSOURCE STRATEGY SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EQUITY VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2007
(Prospectus also enclosed)

RIVERSOURCE EQUITY VALUE FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH GROWTH
OF CAPITAL AND INCOME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     15

Financial Statements................     19

Notes to Financial Statements.......     24

Report of Independent Registered
   Public Accounting Firm...........     45

Federal Income Tax Information......     46

Board Members and Officers..........     49

Proxy Voting........................     52

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MARCH 31, 2007

FUND OBJECTIVE

RiverSource Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Other(1)                                     22.5%
Telecommunication Services                    7.0%
Materials                                     7.8%
Financials                                   26.7%            (PIE CHART)
Industrials                                  13.7%
Information Technology                       12.2%
Energy                                       10.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Consumer Discretionary 6.6%, Health Care 6.2%, Consumer Staples 4.3%, Utilities 3.3%, Telecommunication 0.5% and Cash & Cash Equivalents(2) 1.6%.
(2) Of the 1.6%, 1.5% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

AT&T                                  3.9%
Citigroup                             3.3%
Bank of America                       2.7%
Loews                                 2.5%
Caterpillar                           2.5%
Chevron                               2.4%
XL Capital Cl A                       2.4%
General Electric                      2.4%
Altria Group                          2.2%
ConocoPhillips                        2.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MARCH 31, 2007

STYLE MATRIX

(STYLE MATRIX GRAPHIC)

          STYLE

VALUE     BLEND      GROWTH
  X                             LARGE
                                MEDIUM      SIZE
                                SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Warren Spitz                      23
Steve Schroll                     26
Laton Spahr, CFA                   9
Paul Stocking                     20

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     IEVAX           3/20/95
Class B                     INEGX           5/14/84
Class C                        --           6/26/00
Class I                        --            3/4/04
Class R2                       --          12/11/06
Class R3                    RSEVX          12/11/06
Class R4(1)                 AEVYX           3/20/95
Class R5                    RSEYX          12/11/06
Class W                        --           12/1/06

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets                        $1.242 billion
Number of holdings                              112

--------------------------------------------------------------------------------

 4 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2007

                                  (BAR CHART)

RiverSource Equity Value Fund Class A (excluding
  sales charge)                                       +11.67%

Russell 1000(R) Value Index (unmanaged)               +16.83%

Lipper Large-Cap Value Funds Index                    +14.14%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.09%                      1.09%
Class B                                             1.86%                      1.86%
Class C                                             1.84%                      1.84%
Class I                                             0.67%                      0.67%
Class R2(a)                                         1.47%                      1.47%
Class R3(a)                                         1.23%                      1.23%
Class R4(a)                                         0.98%                      0.95%(b)
Class R5(a)                                         0.78%                      0.78%
Class W(a)                                          1.12%                      1.12%

(a) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. Inception date for Class W is Dec. 1, 2006.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.07%), will not exceed 0.88% for Class R4.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MARCH 31, 2007
                                                                                      SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION
 Class A (inception 3/20/95)           +11.67%    +14.89%     +8.53%     +7.80%      +10.22%
 Class B (inception 5/14/84)           +10.77%    +14.02%     +7.68%     +6.98%      +11.59%
 Class C (inception 6/26/00)           +10.81%    +14.01%     +7.68%       N/A        +5.81%
 Class I (inception 3/4/04)            +12.11%    +15.39%       N/A        N/A       +14.09%
 Class R2 (inception 12/11/06)            N/A        N/A        N/A        N/A        +1.04%*
 Class R3 (inception 12/11/06)            N/A        N/A        N/A        N/A        +1.11%*
 CLASS R4** (inception 3/20/95)        +11.83%    +15.08%     +8.71%     +7.95%      +10.39%
 CLASS R5 (inception 12/11/06)            N/A        N/A        N/A        N/A        +1.25%*
 Class W (inception 12/1/06)              N/A        N/A        N/A        N/A        +2.59%*

WITH SALES CHARGE
 Class A (inception 3/20/95)            +5.25%    +12.65%     +7.25%     +7.17%       +9.68%
 Class B (inception 5/14/84)            +5.77%    +12.99%     +7.38%     +6.98%      +11.59%
 Class C (inception 6/26/00)            +9.81%    +14.01%     +7.68%       N/A        +5.81%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Equity Value Fund's results and positioning for the annual period ended March 31, 2007.

Q: How did RiverSource Equity Value Fund perform for the annual period?

A: RiverSource Equity Value Fund increased 11.67% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2007. The Fund underperformed the 16.83% increase of its benchmark, the Russell 1000(R) Value Index (Russell Index), as well as the 14.14% increase of the Lipper Large-Cap Value Funds Index, representing the Fund's peer group.

   THE PERIOD WAS A PARTICULARLY VOLATILE ONE, WITH THE MARKET EXPERIENCING BOTH DRAMATIC SELL-OFFS AND SHARP RELIEF RALLIES.


Q: What factors most significantly affected the Fund's performance?

A: The annual period was characterized most by the underperformance of cyclical market segments, such as oil services and industrial machinery, and a shift in investor preference toward more defensive areas, such as electric utilities and consumer staples. Also, the period was a particularly volatile one, with the market experiencing both dramatic sell-offs and sharp relief rallies.

   More specifically, for the annual period overall, the Fund's industry allocation within the energy sector detracted most. The Fund had a significant exposure to oil services companies such as Halliburton, Transocean and Weatherford International, which underperformed the Russell Index for the period, and a modest allocation to integrated oil companies such as Exxon Mobil, which was the second best performing area within the Russell Index for the 12 months. To a lesser degree, the Fund's modest exposure to the utilities sector, which was the best performing sector within the Russell Index for the annual period, also hurt performance. Within utilities, a position in Sprint Nextel performed poorly, although this was offset by strong performance from sizable holdings in AT&T and FPL Group. Further, the Fund's moderate exposure to the retail and media industries within the consumer discretionary sector detracted from its results as did a holding in Home Depot.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   On the positive side, both a modest allocation to and stock selection within the poorly performing financials sector helped the Fund's results. So, too, did effective stock selection within consumer staples, where holdings in tobacco companies including Loews-Carolina Group and Altria were particularly strong performers.

Q: What changes did you make to the Fund's portfolio during the period?

A: Overall, we maintained the Fund's bias toward cyclical sectors, but we reduced the Fund's exposure to these areas of the market during the period. Specifically, we reduced the Fund's allocations to basic materials, oil services and producer durables. We redeployed proceeds into larger market capitalization stocks in the utilities, consumer staples and integrated oils areas where we found what we believed to be better relative value. Such changes also were intended to lessen the economic-sensitivity of the portfolio during the period.

   Individual positions of note that we added to the portfolio during the period include Oracle and Loews-Carolina Group, both strong performers since our purchase.
   OVERALL, WE MAINTAINED THE FUND'S BIAS TOWARD CYCLICAL SECTORS, BUT WE REDUCED THE FUND'S EXPOSURE TO THESE AREAS OF THE MARKET DURING THE
   PERIOD.

--------------------------------------------------------------------------------

 8 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS



Q: What is the Fund's tactical view and strategy for the months ahead?

A: Given price corrections within certain sectors during the first calendar quarter as well as our view of continued soft economic conditions over the next several quarters, we intend to marginally increase again the Fund's exposure to cyclical sectors on an opportunistic basis during the coming months. As always, we will continue to emphasize stocks with what we believe to be attractive valuations and will generally invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Equity Value Fund Class A shares (from 4/1/97 to 3/31/07) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at March 31, 2007                                                             SINCE
                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE EQUITY VALUE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,525   $14,295   $14,190   $19,976      $30,391
        Average annual total return        +5.25%   +12.65%    +7.25%    +7.17%       +9.68%
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000       $11,683   $14,980   $16,289   $28,026      $44,181
        Average annual total return       +16.83%   +14.42%   +10.25%   +10.85%      +13.18%
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000       $11,414   $13,847   $14,303   $22,460      $34,124
        Average annual total return       +14.14%   +11.46%    +7.42%    +8.43%      +10.77%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EQUITY VALUE FUND LINE GRAPH)

                   RiverSource           Russell 1000              Lipper
                  Equity Value          Value Index(1)           Large-Cap
                  Fund Class A                                   Value Funds
                   (includes                                       Index(2)
                  sales charge)
'97                  9,425                  10,000                 10,000
'98                 12,593                  14,717                 14,063
'99                 12,758                  15,459                 15,267
'00                 13,634                  16,439                 16,548
'01                 13,258                  16,483                 15,540
'02                 13,271                  17,205                 15,699
'03                  9,080                  13,284                 11,768
'04                 13,171                  18,707                 16,219
'05                 14,746                  21,171                 17,590
'06                 17,888                  23,989                 19,678
'07                 19,976                  28,026                 22,460

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from March 20, 1995. Russell 1000 Value Index and Lipper peer group data is from April 1, 1995.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

                            BEGINNING         ENDING         EXPENSES
                          ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                          OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                 $1,000         $1,078.50          $5.39           1.04%
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,019.75          $5.24           1.04%
 Class B
   Actual(b)                 $1,000         $1,073.40          $9.30           1.80%
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,015.96          $9.05           1.80%
 Class C
   Actual(b)                 $1,000         $1,073.60          $9.25           1.79%
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,016.01          $9.00           1.79%
Class I
   Actual(b)                 $1,000         $1,080.50          $3.22            .62%
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,021.84          $3.13            .62%
Class R2
   Actual(c)                    N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,018.05          $6.94           1.38%
Class R3
   Actual(c)                    N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,019.35          $5.64           1.12%
Class R4
   Actual(b)                 $1,000         $1,079.10          $4.67(d)         .90%
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,020.44          $4.53(d)         .90%

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  13

                            BEGINNING         ENDING         EXPENSES
                          ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                          OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
Class R5
   Actual(c)                    N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,021.44          $3.53            .70%
 Class W
   Actual(c)                    N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                 $1,000         $1,019.80          $5.19           1.03%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2007: +7.85% for Class A, +7.34% for Class B, +7.36% for Class C, +8.05% for Class I and +7.91% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3, Class R5 and Class W do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006. The inception date of Class W is Dec. 1, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.88% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the six-month period ended March 31, 2007, the actual expenses paid for Class R4 would have been the $4.72 and the hypothetical expenses paid for Class R4 would have been $4.58.

--------------------------------------------------------------------------------

 14 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MARCH 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.2%)
ISSUER                                            SHARES                   VALUE(A)

AEROSPACE & DEFENSE (2.3%)
Honeywell Intl                                      273,073             $12,577,742
United Technologies                                 251,183              16,326,895
                                                                    ---------------
Total                                                                    28,904,637
-----------------------------------------------------------------------------------

AIRLINES (0.8%)
AMR                                                 111,423(b)            3,392,830
Continental Airlines Cl B                            92,783(b)            3,376,373
UAL                                                   9,699(b)              370,211
US Airways Group                                     70,770(b)            3,218,620
                                                                    ---------------
Total                                                                    10,358,034
-----------------------------------------------------------------------------------

AUTOMOBILES (1.5%)
Ford Motor                                        1,162,415(d)            9,171,454
General Motors                                      291,136               8,920,407
                                                                    ---------------
Total                                                                    18,091,861
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                52,167(b)            2,915,092
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.2%)
Bank of New York                                    176,980               7,176,539
Goldman Sachs Group                                  19,594               4,048,708
Lehman Brothers Holdings                            100,067               7,011,695
Merrill Lynch & Co                                  176,361              14,403,403
Morgan Stanley                                       82,908               6,529,834
                                                                    ---------------
Total                                                                    39,170,179
-----------------------------------------------------------------------------------

CHEMICALS (4.3%)
Air Products & Chemicals                            165,319              12,226,993
Dow Chemical                                        402,196              18,444,709
EI du Pont de Nemours & Co                          414,548              20,491,107
Praxair                                              43,903               2,764,133
                                                                    ---------------
Total                                                                    53,926,942
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.9%)
US Bancorp                                          131,759               4,607,612
Wachovia                                            113,560               6,251,478
                                                                    ---------------
Total                                                                    10,859,090
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management                                    198,656              $6,835,753
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems                                       290,784(b)            7,423,716
Nokia ADR                                           256,384(c)            5,876,321
                                                                    ---------------
Total                                                                    13,300,037
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard                                     443,104              17,786,195
Intl Business Machines                               63,297               5,966,375
                                                                    ---------------
Total                                                                    23,752,570
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Insituform Technologies Cl A                         65,017(b)            1,351,703
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Hanson ADR                                           82,809(c)            6,701,732
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.1%)
Bank of America                                     666,083              33,983,555
Citigroup                                           803,354              41,244,194
                                                                    ---------------
Total                                                                    75,227,749
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T                                              1,260,461              49,699,978
Verizon Communications                              322,094              12,213,804
                                                                    ---------------
Total                                                                    61,913,782
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.0%)
DPL                                                 159,656               4,963,705
Duke Energy                                         181,338               3,679,348
Exelon                                               79,199               5,441,763
FirstEnergy                                          94,548               6,262,860
FPL Group                                           172,900              10,576,293
Southern                                            159,225               5,835,596
                                                                    ---------------
Total                                                                    36,759,565
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
ABB ADR                                             407,788(c)            7,005,798
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ENERGY EQUIPMENT & SERVICES (5.1%)
Baker Hughes                                        153,100             $10,124,503
GlobalSantaFe                                       117,054               7,219,891
Halliburton                                         370,320(d)           11,753,957
Schlumberger                                        144,194               9,963,805
Transocean                                          158,877(b)           12,980,251
Weatherford Intl                                    246,898(b)           11,135,100
                                                                    ---------------
Total                                                                    63,177,507
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Wal-Mart Stores                                      93,068               4,369,543
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Boston Scientific                                   247,139(b)            3,593,401
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Cardinal Health                                      88,607               6,463,881
Humana                                               77,814(b)            4,514,768
                                                                    ---------------
Total                                                                    10,978,649
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                       162,811               7,629,323
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Whirlpool                                            67,315               5,715,717
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.1%)
General Electric                                    837,447              29,612,126
Tyco Intl                                           285,138(c)            8,996,104
                                                                    ---------------
Total                                                                    38,608,230
-----------------------------------------------------------------------------------

INSURANCE (15.1%)
ACE                                                 377,895(c)           21,562,689
Allstate                                            147,480               8,857,649
American Intl Group                                 328,919              22,109,935
Chubb                                               179,239               9,261,279
Everest Re Group                                    261,983(c)           25,194,905
Lincoln Natl                                         83,629               5,669,210
Loews                                               702,404              31,910,214
Marsh & McLennan Companies                          439,017              12,858,808
RenaissanceRe Holdings                               44,220(c)            2,217,191
Travelers Companies                                 339,072              17,553,757
XL Capital Cl A                                     432,604(c)           30,264,976
                                                                    ---------------
Total                                                                   187,460,613
-----------------------------------------------------------------------------------

IT SERVICES (0.6%)
Electronic Data Systems                             282,570               7,821,538
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MACHINERY (6.0%)
Caterpillar                                         472,988             $31,704,387
Deere & Co                                           37,774               4,103,767
Eaton                                               144,229              12,051,775
Illinois Tool Works                                 339,300              17,507,880
Ingersoll-Rand Cl A                                 141,227(c)            6,125,015
Parker Hannifin                                      36,859               3,181,300
                                                                    ---------------
Total                                                                    74,674,124
-----------------------------------------------------------------------------------

MEDIA (3.0%)
CBS Cl B                                            183,389               5,609,870
Comcast Cl A                                        513,132(b)           13,315,775
News Corp Cl A                                      153,810               3,556,087
Time Warner                                         768,974              15,164,167
                                                                    ---------------
Total                                                                    37,645,899
-----------------------------------------------------------------------------------

METALS & MINING (1.3%)
Alcoa                                               391,405              13,268,629
Nucor                                                51,913               3,381,094
                                                                    ---------------
Total                                                                    16,649,723
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Federated Department Stores                         106,313               4,789,401
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Dominion Resources                                   58,470               5,190,382
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.2%)
Anadarko Petroleum                                  163,126               7,011,155
Apache                                               79,121               5,593,855
BP ADR                                              241,762(c)           15,654,090
Chevron                                             416,221              30,783,704
ConocoPhillips                                      391,615              26,766,885
Devon Energy                                         59,124               4,092,563
EnCana                                               59,898(c)            3,032,636
Exxon Mobil                                         198,146              14,950,116
Petroleo Brasileiro ADR                             146,760(c)           14,604,088
Spectra Energy                                       73,980               1,943,455
Suncor Energy                                        37,058(c)            2,829,378
                                                                    ---------------
Total                                                                   127,261,925
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.6%)
Intl Paper                                          366,718              13,348,536
Weyerhaeuser                                         93,841               7,013,676
                                                                    ---------------
Total                                                                    20,362,212
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (4.8%)
Abbott Laboratories                                 262,587             $14,652,355
Eli Lilly & Co                                      161,655               8,682,490
Merck & Co                                          128,971               5,696,649
Pfizer                                              863,661              21,816,076
Schering-Plough                                     133,543               3,406,682
Wyeth                                               115,320               5,769,460
                                                                    ---------------
Total                                                                    60,023,712
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Crescent Real Estate Equities                       204,881               4,109,913
-----------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
CSX                                                 127,704               5,114,545
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
STMicroelectronics                                  293,059(c)            5,626,733
Taiwan Semiconductor Mfg ADR                        566,122(c)            6,085,811
                                                                    ---------------
Total                                                                    11,712,544
-----------------------------------------------------------------------------------

SOFTWARE (2.8%)
Microsoft                                           660,469              18,407,271
Oracle                                              459,033(b)            8,322,268
Symantec                                            436,080(b)            7,544,184
                                                                    ---------------
Total                                                                    34,273,723
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Home Depot                                          239,631               8,804,043
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.6%)
Fannie Mae                                          363,437              19,836,391
-----------------------------------------------------------------------------------

TOBACCO (4.0%)
Altria Group                                        317,630              27,891,091
Loews-Carolina Group                                282,299(f)           21,344,627
                                                                    ---------------
Total                                                                    49,235,718
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
ALLTEL                                              167,345             $10,375,390
Sprint Nextel                                       844,836              16,018,091
                                                                    ---------------
Total                                                                    26,393,481
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $977,269,606)                                                 $1,232,506,781
-----------------------------------------------------------------------------------

BONDS (0.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE (A)
Qwest Communications Intl
Sr Unsecured
  11-15-25                           3.50%       $4,037,000              $6,661,857
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $4,037,000)                                                       $6,661,857
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 20,623,851(g)          $20,623,851
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $20,623,851)                                                     $20,623,851
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,001,930,457)(h)                                            $1,259,792,489
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2007, the value of foreign securities represented 13.0% of net assets.

(d) At March 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.5% of net assets. See Note 5 to the financial statements. 0.2% of net assets is the Fund's cash equivalent position.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  17

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At March 31, 2007, the cost of securities for federal income tax purposes was $1,002,879,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $273,255,186
Unrealized depreciation                                            (16,342,696)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $256,912,490
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $981,306,606)         $1,239,168,638
   Affiliated money market fund (identified cost
      $20,623,851) (Note 6)                                         20,623,851
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,001,930,457)                                               1,259,792,489
Capital shares receivable                                              148,811
Dividends and accrued interest receivable                            1,543,356
Receivable for investment securities sold                              160,503
------------------------------------------------------------------------------
Total assets                                                     1,261,645,159
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                        1,790
Capital shares payable                                                  18,553
Payable upon return of securities loaned (Note 5)                   19,140,000
Accrued investment management services fee                              17,400
Accrued distribution fee                                               504,987
Accrued transfer agency fee                                              2,501
Accrued administrative services fee                                      1,911
Accrued plan administration services fee                                 4,892
Other accrued expenses                                                 130,636
------------------------------------------------------------------------------
Total liabilities                                                   19,822,670
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $1,241,822,489
==============================================================================

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  19

MARCH 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      924,619
Additional paid-in capital                                         969,976,677
Undistributed net investment income                                  1,988,162
Accumulated net realized gain (loss)                                11,070,999
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      257,862,032
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $1,241,822,489
==============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                          $1,038,420,343
                                            Class B                          $  185,258,605
                                            Class C                          $    6,274,898
                                            Class I                          $       14,387
                                            Class R2                         $        5,024
                                            Class R3                         $        5,024
                                            Class R4                         $   11,834,082
                                            Class R5                         $        5,024
                                            Class W                          $        5,102
Net asset value per share of outstanding
   capital stock:                           Class A shares     77,344,252    $        13.43
                                            Class B shares     13,764,180    $        13.46
                                            Class C shares        470,398    $        13.34
                                            Class I shares          1,070    $        13.45
                                            Class R2 shares           374    $        13.43
                                            Class R3 shares           374    $        13.43
                                            Class R4 shares       880,545    $        13.44
                                            Class R5 shares           374    $        13.43
                                            Class W shares            380    $        13.43
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                  $   17,566,200
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 25,764,985
Interest                                                             262,873
Income distributions from affiliated money market fund (Note
   6)                                                                390,830
Fee income from securities lending (Note 5)                          113,996
   Less foreign taxes withheld                                       (75,134)
----------------------------------------------------------------------------
Total income                                                      26,457,550
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 6,969,436
Distribution fee
   Class A                                                         2,462,327
   Class B                                                         1,951,663
   Class C                                                            50,362
   Class R2                                                                7
   Class R3                                                                3
   Class W                                                                 4
Transfer agency fee
   Class A                                                         1,600,020
   Class B                                                           350,838
   Class C                                                             8,701
   Class R2                                                                1
   Class R3                                                                1
   Class R4                                                           15,390
   Class R5                                                                1
   Class W                                                                 3
Service fee -- Class R4                                                9,518
Administrative services fees and expenses                            674,042
Plan administration services fee
   Class R2                                                                3
   Class R3                                                                3
   Class R4                                                            9,560
Compensation of board members                                         22,992
Custodian fees                                                        91,015
Printing and postage                                                 202,728
Registration fees                                                     73,654
Professional fees                                                     36,906
Other                                                                 49,514
----------------------------------------------------------------------------
Total expenses                                                    14,578,692
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                           (486)
----------------------------------------------------------------------------
                                                                  14,578,206
   Earnings and bank fee credits on cash balances (Note 2)          (114,603)
----------------------------------------------------------------------------
Total net expenses                                                14,463,603
----------------------------------------------------------------------------
Investment income (loss) -- net                                   11,993,947
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  21

YEAR ENDED MARCH 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $125,007,056
   Foreign currency transactions                                         305
   Payment from affiliate (Note 2)                                   161,257
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          125,168,618
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     (5,262,153)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            119,906,465
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $131,900,412
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                        2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   11,993,947    $    9,913,137
Net realized gain (loss) on investments                   125,168,618       113,204,431
Net change in unrealized appreciation (depreciation)
   on investments
   and on translation of assets and liabilities in
   foreign currencies                                      (5,262,153)       92,878,501
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             131,900,412       215,996,069
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (10,942,438)       (8,421,000)
      Class B                                                (624,331)         (354,820)
      Class C                                                 (22,630)           (7,125)
      Class I                                                    (207)             (164)
      Class R2                                                    (26)              N/A
      Class R3                                                    (30)              N/A
      Class R4                                               (167,357)         (117,179)
      Class R5                                                    (36)              N/A
      Class W                                                     (31)              N/A
---------------------------------------------------------------------------------------
Total distributions                                       (11,757,086)       (8,900,288)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                179,743,101        99,597,531
   Class B shares                                          24,658,603        17,224,906
   Class C shares                                           2,949,800           561,220
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                          3,826,078         4,979,245
   Class R5 shares                                              5,000               N/A
   Class W shares                                               5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          10,727,172         8,250,474
   Class B shares                                             614,587           349,560
   Class C shares                                              22,021             7,097
   Class R4 shares                                            167,357           117,179
Payments for redemptions
   Class A shares                                        (181,271,675)     (206,493,944)
   Class B shares (Note 2)                                (82,599,203)     (109,750,417)
   Class C shares (Note 2)                                   (981,270)         (860,687)
   Class R4 shares                                         (6,393,705)       (1,715,552)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (48,517,134)     (187,733,388)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    71,626,192        19,362,393
Net assets at beginning of year                         1,170,196,297     1,150,833,904
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,241,822,489    $1,170,196,297
=======================================================================================
Undistributed net investment income                    $    1,988,162    $    1,965,550
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests in equity securities that may provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

At March 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  25

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 26 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $214,249 and accumulated net realized gain has been increased by $214,249.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..........................    $10,942,438    $8,421,000
      Long-term capital gain...................             --            --
CLASS B
Distributions paid from:
      Ordinary income..........................        624,331       354,820
      Long-term capital gain...................             --            --
CLASS C
Distributions paid from:
      Ordinary income..........................         22,630         7,125
      Long-term capital gain...................             --            --

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  27

YEAR ENDED MARCH 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS I
Distributions paid from:
      Ordinary income..........................    $       207    $      164
      Long-term capital gain...................             --            --
CLASS R2(A)
Distributions paid from:
      Ordinary income..........................             26           N/A
      Long-term capital gain...................             --           N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income..........................             30           N/A
      Long-term capital gain...................             --           N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income..........................        167,357       117,179
      Long-term capital gain...................             --            --
CLASS R5(A)
Distributions paid from:
      Ordinary income..........................             36           N/A
      Long-term capital gain...................             --           N/A
CLASS W(C)
Distributions paid from:
      Ordinary income..........................             31           N/A
      Long-term capital gain...................             --           N/A

(a)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to March 31, 2007.

At March 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $    935,806
Accumulated long-term gain (loss).........................    $ 13,072,897
Unrealized appreciation (depreciation)....................    $256,912,490

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

 28 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $842,685 for the year ended March 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  29

Other expenses in the amount of $17,972 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $802,072 for Class A, $125,731 for Class B and $827 for Class C for the year ended March 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 0.93% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $486. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until March 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.88% of the Fund's average daily net assets for Class R4.

During the year ended March 31, 2007, the Fund's custodian and transfer agency fees were reduced by $114,603 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  31

In addition, the Fund received a one time payment of $161,257 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $442,465,756 and $484,609,528, respectively, for the year ended March 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MARCH 31, 2007
                         CLASS A       CLASS B       CLASS C      CLASS I     CLASS R2(A)
-----------------------------------------------------------------------------------------
Sold                    14,480,657     1,954,440     235,652         --             374
Issued for reinvested
 distributions             839,778        48,332       1,727         --              --
Redeemed               (14,274,752)   (6,756,704)    (77,312)        --              --
-----------------------------------------------------------------------------------------
Net increase
 (decrease)              1,045,683    (4,753,932)    160,067         --             374
-----------------------------------------------------------------------------------------

                       CLASS R3(A)   CLASS R4(B)   CLASS R5(A)   CLASS W(C)
-----------------------------------------------------------------------------------------
Sold                           374       302,718         374        380
Issued for reinvested
 distributions                  --        13,142          --         --
Redeemed                        --      (488,442)         --         --
-----------------------------------------------------------------------------------------
Net increase
 (decrease)                    374      (172,582)        374        380
-----------------------------------------------------------------------------------------

                                           YEAR ENDED MARCH 31, 2006
                         CLASS A       CLASS B       CLASS C      CLASS I     CLASS R4(B)
-----------------------------------------------------------------------------------------
Sold                     9,107,686     1,565,231      50,786         --         452,152
Issued for reinvested
 distributions             739,939        32,271         644         --          10,410
Redeemed               (19,032,227)  (10,216,829)    (80,845)        --        (158,930)
-----------------------------------------------------------------------------------------
Net increase
 (decrease)             (9,184,602)   (8,619,327)    (29,415)        --         303,632
-----------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to March 31, 2007.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2007, securities valued at $17,566,200 were on loan to brokers. For collateral, the Fund received $19,140,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $113,996 for the year ended March 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended March 31, 2007.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  33

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 34 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  35

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $12.16         $10.12          $9.17          $6.39          $9.45
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14            .12            .15            .10            .10
Net gains (losses) (both realized and
 unrealized)                               1.27           2.03            .94           2.77          (3.08)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.41           2.15           1.09           2.87          (2.98)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.14)          (.11)          (.14)          (.09)          (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.43         $12.16         $10.12          $9.17          $6.39
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,038           $928           $865           $889           $685
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.09%          1.16%          1.11%          1.07%          1.00%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.13%          1.04%          1.46%          1.19%          1.22%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%            28%            25%            39%            38%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          11.67%         21.31%         11.96%         45.06%        (31.58%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 36 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $12.19         $10.14          $9.18          $6.40          $9.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04            .01            .07            .03            .03
Net gains (losses) (both realized and
 unrealized)                               1.27           2.06            .95           2.78          (3.07)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.31           2.07           1.02           2.81          (3.04)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.04)          (.02)          (.06)          (.03)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.46         $12.19         $10.14          $9.18          $6.40
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $185           $226           $275           $341           $319
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.86%          1.92%          1.88%          1.84%          1.77%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .35%           .28%           .69%           .44%           .44%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%            28%            25%            39%            38%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          10.77%         20.39%         11.16%         43.89%        (32.13%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $12.09         $10.06          $9.12          $6.36          $9.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06            .02            .07            .03            .03
Net gains (losses) (both realized and
 unrealized)                               1.24           2.03            .93           2.76          (3.04)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.30           2.05           1.00           2.79          (3.01)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.05)          (.02)          (.06)          (.03)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.34         $12.09         $10.06          $9.12          $6.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $6             $4             $3             $3             $3
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.84%          1.92%          1.88%          1.85%          1.79%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .38%           .28%           .69%           .42%           .44%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%            28%            25%            39%            38%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          10.81%         20.43%         11.05%         43.87%        (32.09%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005        2004(B)
Net asset value, beginning of period     $12.18         $10.13          $9.18          $9.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20            .18            .19            .08
Net gains (losses) (both realized and
 unrealized)                               1.26           2.02            .94           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.46           2.20           1.13           (.23)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)          (.15)          (.18)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.45         $12.18         $10.13          $9.18
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .67%           .72%           .67%           .71%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.54%          1.48%          1.89%          1.29%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          12.11%         21.90%         12.45%         (2.42%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  39

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31           2007(B)
Net asset value, beginning of period     $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .10
Net gains (losses) (both realized and
 unrealized)                                .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.38%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .81%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           1.04%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period     $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11
Net gains (losses) (both realized and
 unrealized)                                .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.12%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.08%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           1.11%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  41

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $12.17         $10.13          $9.18          $6.40          $9.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .16            .15            .17            .12            .11
Net gains (losses) (both realized and
 unrealized)                               1.27           2.02            .94           2.76          (3.07)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.43           2.17           1.11           2.88          (2.96)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)          (.13)          (.16)          (.10)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.44         $12.17         $10.13          $9.18          $6.40
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $12            $13             $8             $5             $3
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                         .93%(d)        .98%           .94%           .91%           .83%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.28%          1.22%          1.61%          1.35%          1.40%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%            28%            25%            39%            38%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.83%         21.51%         12.16%         45.25%        (31.41%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.94% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period     $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13
Net gains (losses) (both realized and
 unrealized)                                .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .70%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.55%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           1.25%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  43

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period     $13.17
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .12
Net gains (losses) (both realized and
 unrealized)                                .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .34
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.03%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.14%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          37%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           2.59%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Equity Value Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended March 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Equity Value Fund as of March 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2007

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  45

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                     PER SHARE
June 27, 2006...............................................        $0.03451
Sept. 27, 2006..............................................        $0.03395
Dec. 20, 2006...............................................        $0.03353
March 26, 2007..............................................        $0.03920
Total distributions.........................................        $0.14119

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
June 27, 2006...............................................        $0.01092
Sept. 27, 2006..............................................        $0.00811
Dec. 20, 2006...............................................        $0.01039
March 26, 2007..............................................        $0.01174
Total distributions.........................................        $0.04116

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
June 27, 2006...............................................        $0.01410
Sept. 27, 2006..............................................        $0.01294
Dec. 20, 2006...............................................        $0.01298
March 26, 2007..............................................        $0.01413
Total distributions.........................................        $0.05415

--------------------------------------------------------------------------------

 46 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
June 27, 2006...............................................        $0.04718
Sept. 27, 2006..............................................        $0.04670
Dec. 20, 2006...............................................        $0.04576
March 26, 2007..............................................        $0.05364
Total distributions.........................................        $0.19328

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04341
March 26, 2007..............................................        $0.02540
Total distributions.........................................        $0.06881

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04424
March 26, 2007..............................................        $0.03486
Total distributions.........................................        $0.07910

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
June 27, 2006...............................................        $0.03991
Sept. 27, 2006..............................................        $0.03931
Dec. 20, 2006...............................................        $0.03846
March 26, 2007..............................................        $0.04235
Total distributions.........................................        $0.16003

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  47

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04557
March 26, 2007..............................................        $0.05148
Total distributions.........................................        $0.09705

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.04315
March 26, 2007..............................................        $0.03773
Total distributions.........................................        $0.08088

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 48 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  49

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001, Vice   and Chief Investment Officer,
Financial Center         President since    Ameriprise Financial, Inc. and
Minneapolis, MN 55474    2002               President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 50 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 51
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT  51

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 52 RIVERSOURCE EQUITY VALUE FUND -- 2007 ANNUAL REPORT

RIVERSOURCE(R) EQUITY VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


RIVERSOURCE.COM/FUNDS

(RIVERSOURCE INVESTMENTS LOGO)

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                 S-6382 V (5/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
SMALL CAP ADVANTAGE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2007
(Prospectus also enclosed)


RIVERSOURCE SMALL CAP ADVANTAGE
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     25

Notes to Financial Statements.......     30

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     53

Board Members and Officers..........     56

Proxy Voting........................     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MARCH 31, 2007

FUND OVERVIEW

RiverSource Small Cap Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Other(1)                      13.8%
Energy                         5.3%
Health Care                   12.1%
Industrials                   14.5%             (PIE CHART)
Financials                    20.7%
Information Technology        17.2%
Consumer Discretionary        16.4%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Materials 5.1%, Utilities 2.8%, Consumer Staples 2.6%, Telecommunication Services 1.8% and Cash & Cash Equivalents(2) 1.5%.
(2)  Due to security lending activity.

TOP TEN HOLDINGS

Percentage of portfolio assets

Delphi Financial Group Cl A           0.6%
Psychiatric Solutions                 0.6%
Hologic                               0.5%
Genlyte Group                         0.5%
Chaparral Steel                       0.5%
Navigators Group                      0.5%
Nicor                                 0.5%
Big Lots                              0.5%
Black Hills                           0.5%
Unisource Energy                      0.5%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   3

FUND SNAPSHOT AT MARCH 31, 2007

STYLE MATRIX

(STYLE MATRIX GRAPHIC)

          STYLE

VALUE     BLEND      GROWTH
                                LARGE
                                MEDIUM      SIZE
            X                   SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ASAAX            5/4/99
Class B                     ASABX            5/4/99
Class C                     ADVCX           6/26/00
Class I                        --            3/4/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSNMX            5/4/99
Class R5                       --          12/11/06

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets             $580.2 million
Number of holdings                      399

PORTFOLIO MANAGERS

KENWOOD CAPITAL MANAGEMENT LLC

                             YEARS IN INDUSTRY
Kent Kelley, CFA                    29
Jacob Hurwitz, CFA                  28

--------------------------------------------------------------------------------

 4 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2007

                                  (BAR CHART)

RiverSource Small Cap Advantage Fund Class A
  (excluding sales charge)                             ++0.67%

Russell 2000(R) Index (unmanaged)                      ++5.91%

Lipper Small-Cap Core Funds Index                      ++5.06%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.32%                        1.22%
Class B                                           2.09%                        1.98%
Class C                                           2.08%                        1.98%
Class I                                           0.84%                        0.81%
Class R2(b)                                       1.70%                        1.61%
Class R3(b)                                       1.45%                        1.36%
Class R4(b)                                       1.15%                        1.09%
Class R5(b)                                       0.96%                        0.86%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.07%), will not exceed 1.29% for Class A, 2.05% for Class B, 2.05% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5.
(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MARCH 31, 2007
                                                                         SINCE
WITHOUT SALES CHARGE                   1 YEAR    3 YEARS    5 YEARS    INCEPTION
 Class A (inception 5/4/99)            +0.67%     +9.81%    +10.55%     +8.49%
 Class B (inception 5/4/99)            -0.03%     +9.03%     +9.70%     +7.67%
 Class C (inception 6/26/00)           -0.03%     +9.03%     +9.70%     +6.26%
 Class I (inception 3/4/04)            +0.95%    +10.31%       N/A      +9.53%
 Class R2 (inception 12/11/06)           N/A        N/A        N/A      +0.25%*
 Class R3 (inception 12/11/06)           N/A        N/A        N/A      +0.41%*
 Class R4** (inception 5/4/99)         +0.82%    +10.01%    +10.71%     +8.66%
 Class R5 (inception 12/11/06)           N/A        N/A        N/A      +0.55%*

WITH SALES CHARGE
 Class A (inception 5/4/99)            -5.12%     +7.67%     +9.25%     +7.68%
 Class B (inception 5/4/99)            -4.08%     +8.08%     +9.43%     +7.67%
 Class C (inception 6/26/00)           -0.84%     +9.03%     +9.70%     +6.26%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below the portfolio management team discusses RiverSource Small Cap Advantage Fund's results and positioning for the 12 months ended March 31, 2007. The Fund is managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management LLC in Minneapolis.

RiverSource Small Cap Advantage Fund increased 0.67% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2007. The Fund's benchmark, the Russell 2000(R) Index (Russell Index), increased 5.91% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, increased 5.06% during the fiscal period.

The fiscal year began with U.S. equities facing a stiff sell-off as investors worried that rising energy prices and higher-than-expected core inflation would force the Federal Reserve (the Fed) to raise interest rates more aggressively than previously expected. However, through the second half of 2006, stocks moved steadily higher, spurred by moderating energy prices, continued robust growth in corporate profits, a wave of corporate buyouts and mergers, and -- importantly -- the Fed's decision in August to halt its two-year campaign of raising interest rates. In the final three months of the fiscal period, stocks again ran into turbulence against a backdrop of problems among subprime mortgage lenders, renewed weakness in the housing and automotive sectors and rising energy prices. At the end February, U.S. stock indexes fell sharply following a decline in the Chinese stock market. Though investor confidence was shaken, stocks managed a moderate recovery in March with the help of some reassuring pronouncements by Fed Chairman Ben Bernanke.

Q: What factors most significantly affected the Fund's performance?

A: Consistent with our "bottom-up" focus, stock selection was the most important factor affecting performance. Our small-cap investment strategy produced mixed results, with stock selection detracting from return relative to the Russell Index.

   The Fund's best performance occurred in the materials sector. For example, the Fund's position in the specialty chemicals and packaging groups were beneficial, particularly holdings of stocks such as OM Group, Rock-Tenn and Greif. Likewise, the Fund's holdings in steel companies Chaparral Steel, Oregon Steel Mills and Metal Management advanced on solid earnings growth.

   Stock selection in transportation, a relatively small industry, also contributed to the Fund's results. In particular, the portfolio's holdings in the airline and freight shipping groups were strong performers during the year.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   7

QUESTIONS & ANSWERS

   On the other hand, stock selection in the consumer discretionary sector was the largest detractor from return. Men's apparel retailer Jos. A. Bank Clothiers declined sharply following a disappointing earnings report. Among the Fund's holdings in the building products group, Eagle Materials, a manufacturer and distributor of wallboard and cement products, declined on concerns that a weakening housing market would lead to slackening demand for its products.

   In the media and advertising groups, the Fund's performance compared to the Russell Index was hurt by relatively smaller positions in a number of poorly ranked, low-priced stocks that experienced unusually large gains during this period. Examples include Digitas, TheStreet.com, ValueClick and Catalina Marketing. In our view, these stocks generally displayed poor earnings prospects and unfavorable valuations relative to other stocks in their industries. Stock selection in the health care, information technology and financials sectors also had a negative impact on performance relative to the Russell Index.

   Our quantitative stock selection process favors stocks with strong company fundamentals, such as above-average profit and cash flow margins, and attractive valuations. In general, this approach was not effective in guiding stock selection in a number of important small-cap sectors during the year. The components of our stock selection discipline that are based on price momentum were generally weak indicators of relative performance during the year. The valuation-based factors of our discipline produced positive results during the equity sell-off in the early months of the Fund's fiscal year, but were much less effective later in the period.

   In addition, as buy-out and merger activity has surged during the last 18 months small-cap companies with inefficient scale or use of capital have been the focus of this activity. However, these stocks generally do not rank well in our quantitative stock selection process because they often demonstrate signs of faltering earnings growth, deteriorating profitability or overvaluation. As such, the Fund was underweighted in the stocks that enjoyed the greatest benefit from merger and acquisition activity or takeover speculation.

--------------------------------------------------------------------------------

 8 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How would you describe your current investment strategy?

A: Our strategy is a quantitative approach. We use computer models to identify the most attractive stocks in each economic sector, based on a balanced set of valuation, earnings and price-related variables. Our approach seeks to identify quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- from both the growth and value sides of the small-cap universe. We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions. We invest in all sectors of the small-cap market at roughly the same weightings as the Russell Index. Our goal is to own a portfolio of stocks that represents the best opportunities in each sector.

Q: How do you intend to manage the Fund in the coming months?

A: We continue to select stocks one at a time, while providing balanced exposure to growth and value small-cap stocks and keeping sector weightings similar to the Russell Index.

   Looking ahead, cross-currents in the economy that drove the equity markets in the first quarter of 2007 are likely to remain the principal focus of investor attention during the coming months. The Fed has signaled it is in no hurry to ease monetary policy, and will watch and wait for the effects of a developing mid-cycle economic slowdown to temper inflation.

   On the consumer front, income and employment have continued to support spending in the face of rising mortgage delinquencies and weaker housing demand. Capital spending softened somewhat during the first quarter of 2007, especially for technology goods, but we believe it should remain relatively strong as long as corporations have ample free cash flow and ready access to external debt financing.

   The potential for small-cap stocks to outperform large-caps in the coming months could be challenged if small-cap earnings growth deteriorates faster than large-cap earnings growth. Although revenue growth for small-cap companies was still strong at the end of 2006, their profit growth lagged that of larger companies for the first time since 2001. Until the economy works through the current slowdown and profit growth accelerates, investor demand for small-cap stocks may be limited.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   9

QUESTIONS & ANSWERS

   At the same time, the current backdrop of low interest rates and low equity market volatility provide an environment that, in our view, is favorable to small-cap performance. Moreover, merger and acquisition activity remained high in the first quarter and -- as long as that continues -- we believe it is likely to provide support for equity valuations and offset the impact of slowing earnings growth.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Advantage Fund Class A shares (from 5/1/99 to 3/31/07)* as compared to the performance of two widely cited performance indices, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

COMPARATIVE RESULTS

Results at March 31, 2007
                                                                            SINCE
                                          1 YEAR    3 YEARS   5 YEARS   INCEPTION()(3)
RIVERSOURCE SMALL CAP ADVANTAGE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000       $9,488   $12,482   $15,563      $17,957
        Average annual total return        -5.12%    +7.67%    +9.25%       +7.68%
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000       $10,591   $14,049   $16,813      $20,443
        Average annual total return        +5.91%   +12.00%   +10.95%       +9.45%
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000       $10,506   $14,072   $16,407      $23,933
        Average annual total return        +5.06%   +12.06%   +10.41%      +11.65%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP ADVANTAGE FUND LINE GRAPH)

                     RiverSource          Russell 2000          Lipper
                      Small Cap             Index(1)          Small-Cap
                   Advantage Fund                            Core Funds
                      Class A                                  Index(2)
                     (includes
                    sales charge)
5/99                    9,425              10,000               10,000
3/00                   11,502              12,600               13,564
3/01                    9,594              10,668               12,148
3/02                   10,876              12,159               14,587
3/03                    8,212               8,881               10,789
3/04                   13,560              14,550               17,008
3/05                   14,496              15,337               18,381
3/06                   17,837              19,302               22,780
3/07                   17,957              20,443               23,933

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.
(3) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

--------------------------------------------------------------------------------

                 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,084.70          $6.31(d)        1.21%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.88          $6.11(d)        1.21%
 Class B
   Actual(b)                   $1,000         $1,081.10         $10.27(d)        1.98%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.06          $9.95(d)        1.98%
 Class C
   Actual(b)                   $1,000         $1,081.10         $10.25(d)        1.98%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.08          $9.93(d)        1.98%
 Class I
   Actual(b)                   $1,000         $1,085.90          $4.36(d)         .84%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.75          $4.23(d)         .84%
 Class R2
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,010.07          $4.75(d)        1.60%
 Class R3
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,010.81          $4.00(d)        1.35%
 Class R4
   Actual(b)                   $1,000         $1,086.80          $5.44(d)        1.05%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.72          $5.26(d)        1.05%

--------------------------------------------------------------------------------

                 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT   15

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,012.29          $2.52(d)         .85%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2007: +8.47% for Class A, +8.11% for Class B, +8.11% for Class C, +8.59% for Class I and +8.68% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3, and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A; 2.05% for Class B; 2.05% for Class C; 0.88% for Class I; 1.68% for Class R2; 1.43% for Class R3; 1.16% for Class R4 and 0.93% for Class R5. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended March 31, 2007, the actual expenses paid would have been $10.22 for Class B, $10.22 for Class C, $4.16 for Class I and $5.62 for Class R4; the hypothetical expenses paid would have been $9.90 for Class B, $9.90 for Class C, $4.03 for Class I and $5.44 for Class R4. For Class A, Class R2, Class R3 and Class R5, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MARCH 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.7%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.2%)
Ceradyne                                             44,662(b)           $2,444,798
Moog Cl A                                            51,000(b)            2,124,150
United Industrial                                    40,000               2,208,000
                                                                    ---------------
Total                                                                     6,776,948
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
Hub Group Cl A                                       89,680(b)            2,599,823
Pacer Intl                                           58,898               1,586,712
                                                                    ---------------
Total                                                                     4,186,535
-----------------------------------------------------------------------------------

AIRLINES (0.7%)
AirTran Holdings                                     67,100(b)              689,117
ExpressJet Holdings                                 124,000(b)              724,160
JetBlue Airways                                      74,000(b)              851,740
Republic Airways Holdings                            44,200(b)            1,014,832
SkyWest                                              35,000                 939,050
                                                                    ---------------
Total                                                                     4,218,899
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
ArvinMeritor                                         88,854               1,621,586
Standard Motor Products                              57,400                 979,818
Tenneco                                              31,700(b)              807,082
                                                                    ---------------
Total                                                                     3,408,486
-----------------------------------------------------------------------------------

BEVERAGES (0.3%)
Boston Beer Cl A                                     55,300(b)            1,844,255
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.4%)
Alkermes                                             58,100(b)              897,064
Alnylam Pharmaceuticals                              43,000(b)              774,000
Applera -- Celera Group                             134,800(b,f)          1,914,160
Arena Pharmaceuticals                                78,700(b)              854,682
BioMarin Pharmaceutical                              72,602(b)            1,253,111
Digene                                               34,000(b)            1,441,940
Enzon Pharmaceuticals                               116,100(b)              946,215
Human Genome Sciences                               128,500(b)            1,364,670
Isis Pharmaceuticals                                105,400(b)              977,058
Lexicon Genetics                                    316,400(b)            1,148,532
Medarex                                             143,700(b)            1,859,478
Myriad Genetics                                      36,600(b)            1,261,236

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BIOTECHNOLOGY (CONT.)
Nabi Biopharmaceuticals                             154,000(b)             $817,740
OSI Pharmaceuticals                                  22,900(b)              755,700
Progenics Pharmaceuticals                            47,100(b)            1,115,328
Regeneron Pharmaceuticals                            38,854(b)              840,023
United Therapeutics                                  26,700(b)            1,435,926
                                                                    ---------------
Total                                                                    19,656,863
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Apogee Enterprises                                   74,900               1,500,996
Goodman Global                                       64,100(b)            1,129,442
                                                                    ---------------
Total                                                                     2,630,438
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Ares Capital                                         72,600               1,319,142
Knight Capital Group Cl A                           121,159(b)            1,919,159
MCG Capital                                          66,000               1,238,160
Piper Jaffray Companies                              21,000(b)            1,300,740
SWS Group                                            56,000               1,389,360
TradeStation Group                                  105,700(b)            1,330,763
Waddell & Reed
 Financial Cl A                                      83,000               1,935,560
                                                                    ---------------
Total                                                                    10,432,884
-----------------------------------------------------------------------------------

CHEMICALS (1.9%)
CF Inds Holdings                                     20,700                 797,985
HB Fuller                                            64,200               1,750,734
Hercules                                            130,000(b)            2,540,200
OM Group                                             15,400(b)              688,072
Pioneer Companies                                    55,400(b)            1,531,256
Sensient Technologies                                73,177               1,886,503
Spartech                                             39,739               1,165,942
Terra Inds                                           46,000(b)              805,000
                                                                    ---------------
Total                                                                    11,165,692
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
Chittenden                                           31,500                 950,985
City Holding                                         43,800               1,771,710
F.N.B.                                               91,200               1,536,720

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
First BanCorp                                        53,500(c)             $709,410
Hancock Holding                                      34,357               1,511,021
Hanmi Financial                                     111,000               2,115,660
Pacific Capital Bancorp                              57,922               1,860,455
Preferred Bank                                       32,450               1,272,365
Prosperity Bancshares                                30,500               1,059,570
Sterling Financial                                   75,100               2,342,368
SVB Financial Group                                  37,000(b)            1,797,830
United Community Banks                               26,200                 859,098
                                                                    ---------------
Total                                                                    17,787,192
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (5.0%)
ABM Inds                                             81,000               2,137,590
American Reprographics                               44,200(b)            1,360,918
CBIZ                                                170,000(b)            1,207,000
Consolidated Graphics                                28,800(b)            2,132,640
CRA Intl                                             30,260(b)            1,578,967
Deluxe                                               58,600               1,964,858
GEO Group                                            33,000(b)            1,495,560
Heidrick & Struggles Intl                            38,000(b)            1,841,100
Herman Miller                                        50,900               1,704,641
IHS Cl A                                             47,500(b)            1,952,725
Knoll                                                48,800               1,162,904
SAIC                                                105,000(b)            1,818,600
TEAM                                                 36,000(b)            1,373,400
Tetra Tech                                           96,400(b)            1,837,384
Volt Information Sciences                            30,000(b)              785,700
Waste Connections                                    59,000(b)            1,766,460
Watson Wyatt Worldwide Cl A                          54,800               2,666,020
                                                                    ---------------
Total                                                                    28,786,467
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.0%)
3Com                                                174,400(b)              681,904
ADTRAN                                               50,600               1,232,110
Anaren                                               52,100(b)              917,481
ARRIS Group                                         196,200(b)            2,762,495
Avocent                                              38,000(b)            1,024,860
Black Box                                            25,000                 913,500
C-COR                                                71,000(b)              984,060
CommScope                                            28,501(b)            1,222,693

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMUNICATIONS EQUIPMENT (CONT.)
Finisar                                             298,775(b)           $1,045,713
Foundry Networks                                    132,400(b)            1,796,668
InterDigital Communications                          28,100(b)              889,927
Polycom                                              75,500(b)            2,516,415
Sonus Networks                                      103,900(b)              838,473
UTStarcom                                            96,100(b,d)            796,669
                                                                    ---------------
Total                                                                    17,622,968
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
Brocade Communications Systems                      267,600(b)            2,547,552
Emulex                                               49,200(b)              899,868
Imation                                              43,094               1,740,136
                                                                    ---------------
Total                                                                     5,187,556
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
EMCOR Group                                          36,200(b)            2,135,076
Perini                                               53,000(b)            1,953,580
                                                                    ---------------
Total                                                                     4,088,656
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Texas Inds                                           11,900                 898,807
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Advanta Cl B                                         44,000               1,928,960
Cash America Intl                                    31,191               1,278,831
EZCORP Cl A                                          73,000(b)            1,075,290
World Acceptance                                     45,000(b)            1,797,750
                                                                    ---------------
Total                                                                     6,080,831
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
AptarGroup                                           19,000               1,271,670
Rock-Tenn Cl A                                       48,000               1,593,600
Silgan Holdings                                      39,600               2,023,956
                                                                    ---------------
Total                                                                     4,889,226
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Keystone Automotive Inds                             37,000(b)            1,246,900
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED CONSUMER SERVICES (1.9%)
Coinstar                                             42,000(b)           $1,314,600
DeVry                                                42,100               1,235,635
Jackson Hewitt Tax Service                           37,000               1,190,660
Pre-Paid Legal Services                              15,500(b,d)            776,705
Regis                                                52,000               2,099,240
Sotheby's                                            30,000               1,334,400
Stewart Enterprises Cl A                            170,000               1,370,200
Vertrue                                              34,000(b)            1,635,740
                                                                    ---------------
Total                                                                    10,957,180
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Financial Federal                                    53,700               1,413,384
Intl Securities Exchange Holdings                    49,600               2,420,480
                                                                    ---------------
Total                                                                     3,833,864
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Alaska Communications Systems Group                  46,400                 684,400
Atlantic Tele-Network                                43,000               1,123,590
Cbeyond                                              34,000(b)              997,220
Cincinnati Bell                                     234,600(b)            1,102,620
CT Communications                                    38,500                 927,850
General Communication Cl A                           82,200(b)            1,150,800
Golden Telecom                                       21,300(c)            1,179,594
Time Warner Telecom Cl A                             86,300(b)            1,792,451
                                                                    ---------------
Total                                                                     8,958,525
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
Cleco                                                43,461               1,122,598
El Paso Electric                                     73,000(b)            1,923,550
Unisource Energy                                     75,600               2,838,780
Westar Energy                                        47,400               1,304,448
                                                                    ---------------
Total                                                                     7,189,376
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Acuity Brands                                        36,700               1,997,948
General Cable                                        51,279(b)            2,739,837
Genlyte Group                                        43,100(b)            3,040,705
GrafTech Intl                                       136,000(b)            1,234,880
Regal-Beloit                                         26,096               1,210,332
Woodward Governor                                    34,700               1,428,599
                                                                    ---------------
Total                                                                    11,652,301
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
Agilysys                                             44,700              $1,004,409
Anixter Intl                                         20,900(b)            1,378,146
Benchmark Electronics                                45,400(b)              937,964
FLIR Systems                                         65,900(b)            2,350,653
Insight Enterprises                                  47,000(b)              845,060
KEMET                                               137,000(b)            1,048,050
Littelfuse                                           41,000(b)            1,664,600
MTS Systems                                          31,900               1,238,996
Plexus                                               48,523(b)              832,169
Rogers                                               24,000(b)            1,064,400
Zygo                                                 61,000(b)              976,610
                                                                    ---------------
Total                                                                    13,341,057
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Allis-Chalmers Energy                                69,000(b)            1,086,750
BASiC Energy Services                                49,400(b)            1,151,020
Dril-Quip                                            33,400(b)            1,445,552
Grey Wolf                                           313,000(b)            2,097,100
GulfMark Offshore                                    41,800(b)            1,824,570
Hercules Offshore                                    34,000(b,d)            892,840
Input/Output                                         71,000(b)              978,380
Lone Star Technologies                               16,800(b)            1,109,304
Matrix Service                                      102,700(b)            2,077,621
Oil States Intl                                      57,700(b)            1,851,593
Parker Drilling                                     126,701(b)            1,189,722
W-H Energy Services                                  46,746(b)            2,184,908
                                                                    ---------------
Total                                                                    17,889,360
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Longs Drug Stores                                    30,300               1,564,692
Spartan Stores                                       67,800               1,817,040
                                                                    ---------------
Total                                                                     3,381,732
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Hain Celestial Group                                 32,000(b)              962,240
Pilgrim's Pride                                      25,700                 852,983
Ralcorp Holdings                                     33,620(b)            2,161,766
Tootsie Roll Inds                                    35,947               1,077,332
TreeHouse Foods                                      30,000(b)              914,100
                                                                    ---------------
Total                                                                     5,968,421
-----------------------------------------------------------------------------------

GAS UTILITIES (1.2%)
Nicor                                                59,965               2,903,505
Northwest Natural Gas                                26,300               1,201,121
Southwest Gas                                        66,300               2,577,081
                                                                    ---------------
Total                                                                     6,681,707
-----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (2.7%)
American Medical Systems Holdings                    42,000(b)             $889,140
Conceptus                                            33,000(b)              660,000
DJO                                                  35,600(b)            1,349,240
Hologic                                              54,948(b)            3,167,203
Immucor                                              70,200(b)            2,065,986
Mentor                                               37,500               1,725,000
Palomar Medical Technologies                         23,300(b)              930,835
Sirona Dental Systems                                40,300               1,388,738
West Pharmaceutical Services                         30,333               1,408,361
ZOLL Medical                                         69,500(b)            1,852,175
                                                                    ---------------
Total                                                                    15,436,678
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
AMERIGROUP                                           26,000(b)              790,400
Apria Healthcare Group                               36,900(b)            1,190,025
Emergency Medical Services Cl A                      48,100(b)            1,417,026
Healthways                                           37,400(b)            1,748,450
inVentiv Health                                      34,196(b)            1,309,365
LHC Group                                            26,000(b)              843,180
Magellan Health Services                             46,400(b)            1,948,800
MedCath                                              39,000(b)            1,064,700
Psychiatric Solutions                                85,300(b)            3,438,443
Radiation Therapy Services                           41,750(b)            1,279,220
Sunrise Senior Living                                37,700(b)            1,489,904
                                                                    ---------------
Total                                                                    16,519,513
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.2%)
TriZetto Group                                       60,000(b)            1,200,600
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.4%)
Bob Evans Farms                                      34,000               1,256,300
Buffalo Wild Wings                                   16,600(b)            1,057,420
CEC Entertainment                                    39,000(b)            1,620,060
Chipotle Mexican Grill Cl B                          32,400(b)            1,859,760
Domino's Pizza                                       37,100               1,204,637
Gaylord Entertainment                                21,900(b)            1,157,853
IHOP                                                 32,900               1,929,585
Jack in the Box                                      37,556(b)            2,596,246

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Luby's                                              117,000(b)           $1,143,090
Monarch Casino & Resort                              38,000(b)              988,000
Pinnacle Entertainment                               42,100(b)            1,223,847
Triarc Companies Cl B                                83,000               1,426,770
Vail Resorts                                         14,800(b)              804,084
WMS Inds                                             38,400(b)            1,506,816
                                                                    ---------------
Total                                                                    19,774,468
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.1%)
American Greetings Cl A                              81,100               1,882,331
Champion Enterprises                                154,000(b)            1,355,200
Hovnanian Enterprises Cl A                           32,000(b)              805,120
Tempur-Pedic Intl                                    46,000               1,195,540
Universal Electronics                                50,000(b)            1,393,000
                                                                    ---------------
Total                                                                     6,631,191
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Tredegar                                             49,000               1,116,710
-----------------------------------------------------------------------------------

INSURANCE (5.7%)
American Physicians Capital                          42,538(b)            1,704,923
Argonaut Group                                       72,400(b)            2,342,864
Commerce Group                                       66,698               2,003,608
Delphi Financial Group Cl A                          85,921               3,456,602
FPIC Insurance Group                                 39,000(b)            1,742,130
Horace Mann Educators                               121,552               2,497,894
Navigators Group                                     58,700(b)            2,944,979
Odyssey Re Holdings                                  64,600               2,539,426
Ohio Casualty                                        59,000               1,767,050
Phoenix Companies                                    85,800               1,190,904
ProAssurance                                         48,800(b)            2,496,120
RLI                                                  34,100               1,873,113
Safety Insurance Group                               65,360               2,622,243
Selective Insurance Group                            88,100               2,243,026
Zenith Natl Insurance                                37,800               1,786,806
                                                                    ---------------
Total                                                                    33,211,688
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                            55,000                 909,150
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (1.8%)
aQuantive                                            45,000(b)           $1,255,950
Digital River                                        21,100(b,d)          1,165,775
Internap Network Services                            82,400(b)            1,297,800
Liquidity Services                                   86,000(b)            1,456,840
NIC                                                 211,700               1,134,712
Switch & Data Facilities                             58,972(b)            1,068,573
Travelzoo                                            32,000(b)            1,176,640
ValueClick                                           68,000(b)            1,776,840
                                                                    ---------------
Total                                                                    10,333,130
-----------------------------------------------------------------------------------

IT SERVICES (1.4%)
Gartner                                              59,300(b)            1,420,235
infoUSA                                             130,611               1,256,478
Lightbridge                                          80,700(b)            1,417,899
MPS Group                                           132,100(b)            1,869,215
Sykes Enterprises                                    69,600(b)            1,269,504
Tyler Technologies                                   86,300(b)            1,096,010
                                                                    ---------------
Total                                                                     8,329,341
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
JAKKS Pacific                                        46,000(b)            1,099,400
Nautilus                                             51,000                 786,930
Oakley                                               43,000                 866,020
                                                                    ---------------
Total                                                                     2,752,350
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Bio-Rad Laboratories Cl A                            14,200(b)              991,728
Bruker BioSciences                                   84,000(b)              883,680
Exelixis                                            129,100(b)            1,283,254
Illumina                                             38,800(b)            1,136,840
Kendle Intl                                          30,500(b)            1,083,360
Nektar Therapeutics                                  72,600(b,d)            948,156
Varian                                               33,600(b)            1,957,536
                                                                    ---------------
Total                                                                     8,284,554
-----------------------------------------------------------------------------------

MACHINERY (2.3%)
Accuride                                            109,000(b)            1,591,400
Barnes Group                                         94,000               2,162,940
Cascade                                              13,200                 790,416
Columbus McKinnon                                    65,100(b)            1,457,589
Kaydon                                               39,000               1,659,840
Nordson                                              23,000               1,068,580
RBC Bearings                                         48,900(b)            1,634,727

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Valmont Inds                                         19,800              $1,145,034
Wabtec                                               59,800               2,062,502
                                                                    ---------------
Total                                                                    13,573,028
-----------------------------------------------------------------------------------

MARINE (0.5%)
American Commercial Lines                            89,900(b)            2,827,355
-----------------------------------------------------------------------------------

MEDIA (1.8%)
Belo Cl A                                            80,000               1,493,600
Cumulus Media Cl A                                  123,000(b)            1,153,740
Entravision
 Communications Cl A                                133,000(b)            1,242,220
Harris Interactive                                  168,000(b)            1,013,040
Lee Enterprises                                      37,000               1,111,850
LodgeNet Entertainment                               26,000(b)              798,720
Marvel Entertainment                                 78,700(b)            2,183,925
Morningstar                                          28,000(b)            1,445,920
                                                                    ---------------
Total                                                                    10,443,015
-----------------------------------------------------------------------------------

METALS & MINING (1.9%)
AK Steel Holding                                     65,000(b)            1,520,350
Chaparral Steel                                      51,100               2,972,487
Cleveland-Cliffs                                     32,000               2,048,320
Hecla Mining                                        140,000(b)            1,268,400
Metal Management                                     31,000               1,432,200
RTI Intl Metals                                      18,700(b)            1,701,887
                                                                    ---------------
Total                                                                    10,943,644
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
99 Cents Only Stores                                 70,159(b)            1,033,442
Big Lots                                             92,800(b)            2,902,784
                                                                    ---------------
Total                                                                     3,936,226
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.5%)
Black Hills                                          77,700               2,857,029
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Alon USA Energy                                      31,800               1,151,160
Arena Resources                                      35,700(b)            1,789,284
Atlas America                                        29,641(b)            1,674,420
Carrizo Oil & Gas                                    25,600(b)              894,976
Mariner Energy                                       65,300(b)            1,249,189
Penn Virginia                                        36,100               2,649,740
Petrohawk Energy                                     45,700(b)              601,869
Swift Energy                                         34,000(b)            1,420,180

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
USEC                                                 87,400(b)           $1,420,250
VAALCO Energy                                       129,500(b)              670,810
                                                                    ---------------
Total                                                                    13,521,878
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Buckeye Technologies                                146,500(b)            1,901,570
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Elizabeth Arden                                      40,000(b)              872,800
NBTY                                                 23,000(b)            1,219,920
                                                                    ---------------
Total                                                                     2,092,720
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
Adams Respiratory Therapeutics                       29,000(b)              975,270
Adolor                                              136,000(b)            1,190,000
KV Pharmaceutical Cl A                               50,000(b)            1,236,500
Medicis Pharmaceutical Cl A                          21,800                 671,876
MGI PHARMA                                           68,500(b)            1,539,195
Noven Pharmaceuticals                                37,100(b)              860,720
Perrigo                                              85,000               1,501,100
Sciele Pharma                                        59,400(b)            1,406,592
ViroPharma                                           56,700(b)              813,645
                                                                    ---------------
Total                                                                    10,194,898
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.7%)
Agree Realty                                         36,000               1,229,040
Alexandria Real Estate Equities                      24,000               2,408,880
American Home Mtge Investment                        37,283(d)            1,006,268
Arbor Realty Trust                                   41,200               1,254,128
Ashford Hospitality Trust                            97,000               1,158,180
Capital Trust Cl A                                   31,000               1,412,670
Digital Realty Trust                                 30,000               1,197,000
EastGroup Properties                                 38,800               1,979,964
Entertainment Properties Trust                       31,200               1,879,800
Equity Lifestyle Properties                          23,000               1,242,230
Highwoods Properties                                 51,000               2,013,990
Home Properties                                      22,000               1,161,820
Innkeepers USA Trust                                108,000               1,758,240
LaSalle Hotel Properties                             45,000               2,086,200
Nationwide Health Properties                         64,500               2,016,270

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Natl Retail Properties                               62,000              $1,499,780
Newcastle Investment                                 58,600               1,624,978
Omega Healthcare Investors                           84,900               1,456,035
Potlatch                                             31,000               1,419,180
PS Business Parks                                    32,600               2,298,952
Realty Income                                        78,900               2,224,980
Redwood Trust                                        11,200                 584,416
Sovran Self Storage                                  23,600               1,307,676
Washington Real Estate Investment Trust              46,000               1,721,320
Winthrop Realty Trust                               184,000               1,216,240
                                                                    ---------------
Total                                                                    39,158,237
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Florida East Coast Inds                              27,100               1,698,899
Heartland Express                                    67,300               1,068,724
Old Dominion Freight Line                            32,350(b)              932,004
                                                                    ---------------
Total                                                                     3,699,627
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.9%)
Advanced Energy Inds                                 62,100(b)            1,306,584
Amkor Technology                                     78,000(b)              973,440
ANADIGICS                                            70,000(b)              827,400
Atheros Communications                               71,108(b)            1,701,614
Atmel                                               193,800(b)              974,814
Brooks Automation                                    69,000(b)            1,183,350
Cirrus Logic                                        142,200(b)            1,089,252
Cymer                                                45,200(b)            1,878,060
Intevac                                              33,700(b)              888,669
IXYS                                                 70,000(b)              716,100
Micrel                                              109,000(b)            1,201,180
Microsemi                                            75,000(b)            1,560,750
MKS Instruments                                      84,400(b)            2,153,888
NetLogic Microsystems                                45,000(b)            1,197,900
ON Semiconductor                                    217,500(b)            1,940,100
RF Micro Devices                                    223,300(b,d)          1,391,159
Silicon Storage Technology                          219,800(b)            1,083,614
Supertex                                             21,000(b)              697,410
Tessera Technologies                                 31,700(b)            1,259,758
Trident Microsystems                                 78,029(b)            1,565,262

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Varian Semiconductor Equipment Associates            40,700(b)           $2,172,566
Zoran                                                34,000(b)              578,680
                                                                    ---------------
Total                                                                    28,341,550
-----------------------------------------------------------------------------------

SOFTWARE (3.1%)
Actuate                                             203,600(b)            1,062,792
Ansoft                                               26,000(b)              822,640
ANSYS                                                19,247(b)              977,170
Aspen Technology                                    112,953(b)            1,468,389
Jack Henry & Associates                              75,109               1,806,371
Magma Design Automation                              82,000(b)              980,720
Manhattan Associates                                 26,100(b)              715,923
MICROS Systems                                       23,000(b)            1,241,770
MicroStrategy Cl A                                    8,600(b)            1,086,954
OPNET Technologies                                   69,000(b)              932,190
Parametric Technology                                46,800(b)              893,412
Quality Systems                                      34,700(d)            1,388,000
Sybase                                               88,900(b)            2,247,393
THQ                                                  31,700(b)            1,083,823
TIBCO Software                                      143,500(b)            1,222,620
                                                                    ---------------
Total                                                                    17,930,167
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.9%)
Aeropostale                                          39,900(b)            1,605,177
Blockbuster Cl A                                    170,000(b)            1,094,800
Buckle                                               26,300                 938,910
Charlotte Russe Holding                              25,400(b)              733,298
CSK Auto                                             73,900(b)            1,271,080
Dress Barn                                           79,800(b)            1,660,638
DSW Cl A                                             42,400(b)            1,789,704
Group 1 Automotive                                   21,900                 870,963
GUESS?                                               53,200               2,154,068
Gymboree                                             30,400(b)            1,218,128
Hibbett Sports                                       38,300(b)            1,094,997
J Crew Group                                         39,900(b)            1,602,783
Men's Wearhouse                                      50,500               2,376,025
Midas                                                52,800(b)            1,138,896
Payless ShoeSource                                   71,400(b)            2,370,480
Wet Seal Cl A                                       150,000(b)              982,500
                                                                    ---------------
Total                                                                    22,902,447
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.3%)
Columbia Sportswear                                  12,800                 797,568
Deckers Outdoor                                      25,445(b)            1,807,104

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Heelys                                               39,000(b)           $1,144,260
Kellwood                                             47,400               1,390,242
Maidenform Brands                                    80,800(b)            1,864,056
Movado Group                                         32,200                 948,290
Phillips-Van Heusen                                  39,000               2,293,200
Warnaco Group                                        40,626(b)            1,153,778
Wolverine World Wide                                 68,000               1,942,760
                                                                    ---------------
Total                                                                    13,341,258
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.9%)
BankUnited Financial Cl A                            89,500               1,898,295
Corus Bankshares                                     31,000(d)              528,860
Downey Financial                                     32,800               2,116,912
FirstFed Financial                                   35,158(b,d)          1,998,029
TierOne                                              75,860               2,051,254
Triad Guaranty                                       21,963(b)              909,488
WSFS Financial                                       21,200               1,366,976
                                                                    ---------------
Total                                                                    10,869,814
-----------------------------------------------------------------------------------

TOBACCO (0.3%)
Alliance One Intl                                   129,000(b)            1,190,670
Universal                                            10,100                 619,635
                                                                    ---------------
Total                                                                     1,810,305
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Houston Wire & Cable                                 56,000(b)            1,569,120
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Dobson Communications Cl A                          170,000(b)            1,460,300
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $533,508,943)                                                   $578,636,687
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.5%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  8,811,183(g)           $8,811,183
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,811,183)                                                       $8,811,183
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $542,320,126)(h)                                                $587,447,870
===================================================================================

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  23

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2007, the value of foreign securities represented 0.3% of net assets.

(d) At March 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund. See Note 5 to the financial statements.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At March 31, 2007, the cost of securities for federal income tax purposes was $543,757,468 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $  61,485,022
Unrealized depreciation                                             (17,794,620)
-------------------------------------------------------------------------------
Net unrealized appreciation                                       $  43,690,402
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $533,508,943)         $578,636,687
   Affiliated money market fund (identified cost $8,811,183)
   (Note 6)                                                        8,811,183
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $542,320,126)                                                 587,447,870
Cash in bank on demand deposit                                         2,792
Capital shares receivable                                             71,708
Dividends and accrued interest receivable                            415,445
Receivable for investment securities sold                          8,869,970
----------------------------------------------------------------------------
Total assets                                                     596,807,785
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               283,805
Payable for investment securities purchased                        6,398,347
Payable upon return of securities loaned (Note 5)                  9,468,000
Accrued investment management services fee                            12,274
Accrued distribution fee                                             247,817
Accrued transfer agency fee                                              112
Accrued administrative services fee                                    1,260
Accrued plan administration services fee                                 229
Other accrued expenses                                               167,517
----------------------------------------------------------------------------
Total liabilities                                                 16,579,361
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $580,228,424
============================================================================

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  25

MARCH 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    990,024
Additional paid-in capital                                       496,889,572
Undistributed net investment income                                  100,362
Accumulated net realized gain (loss)                              37,120,722
Unrealized appreciation (depreciation) on investments             45,127,744
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $580,228,424
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $441,693,595
                                             Class B                          $129,336,345
                                             Class C                          $  8,769,589
                                             Class I                          $      9,161
                                             Class R2                         $      4,138
                                             Class R3                         $      4,143
                                             Class R4                         $    407,304
                                             Class R5                         $      4,149
Net asset value per share of outstanding
   capital stock:                            Class A shares     73,720,330    $       5.99
                                             Class B shares     23,611,177    $       5.48
                                             Class C shares      1,600,573    $       5.48
                                             Class I shares          1,484    $       6.17
                                             Class R2 shares           679    $       6.09
                                             Class R3 shares           679    $       6.10
                                             Class R4 shares        66,765    $       6.10
                                             Class R5 shares           679    $       6.11
------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 5)                                                                   $  9,056,460
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $   6,939,417
Interest                                                              113,496
Income distributions from affiliated money market fund (Note
   6)                                                                 101,258
Fee income from securities lending (Note 5)                           308,471
   Less foreign taxes withheld                                         (3,543)
-----------------------------------------------------------------------------
Total income                                                        7,459,099
-----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  4,703,119
Distribution fee
   Class A                                                          1,274,129
   Class B                                                          1,546,551
   Class C                                                            103,108
   Class R2                                                                 6
   Class R3                                                                 3
Transfer agency fee
   Class A                                                          1,146,174
   Class B                                                            372,885
   Class C                                                             24,536
   Class R2                                                                 1
   Class R3                                                                 1
   Class R4                                                             1,166
   Class R5                                                                 1
Service fee -- Class R4                                                   567
Administrative services fees and expenses                             534,163
Plan administration services fee
   Class R2                                                                 3
   Class R3                                                                 3
   Class R4                                                               476
Compensation of board members                                          14,235
Custodian fees                                                        163,230
Printing and postage                                                  178,150
Registration fees                                                      55,420
Professional fees                                                      29,412
Other                                                                  53,118
-----------------------------------------------------------------------------
Total expenses                                                     10,200,457
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (695,824)
-----------------------------------------------------------------------------
                                                                    9,504,633
   Earnings and bank fee credits on cash balances (Note 2)            (50,557)
-----------------------------------------------------------------------------
Total net expenses                                                  9,454,076
-----------------------------------------------------------------------------
Investment income (loss) -- net                                    (1,994,977)
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  27

YEAR ENDED MARCH 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 102,380,672
   Futures contracts                                                    9,914
   Payment from affiliate (Note 2)                                     14,100
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                           102,404,686
Net change in unrealized appreciation (depreciation) on
   investments                                                   (107,328,177)
-----------------------------------------------------------------------------
Net gain (loss) on investments                                     (4,923,491)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $  (6,918,468)
=============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                          2007             2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  (1,994,977)   $ (4,940,831)
Net realized gain (loss) on investments                     102,404,686     140,664,403
Net change in unrealized appreciation (depreciation) on
   investments                                             (107,328,177)     32,930,053
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                (6,918,468)    168,653,625
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                               (87,047,364)    (98,692,047)
      Class B                                               (27,197,847)    (35,219,995)
      Class C                                                (1,898,913)     (2,091,746)
      Class I                                                    (1,886)     (1,713,491)
      Class R2                                                     (864)            N/A
      Class R3                                                     (864)            N/A
      Class R4                                                 (146,791)       (114,870)
      Class R5                                                     (864)            N/A
---------------------------------------------------------------------------------------
Total distributions                                        (116,295,393)   (137,832,149)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                   40,084,902      63,701,930
   Class B shares                                             6,689,051      13,026,541
   Class C shares                                               945,933       1,420,244
   Class I shares                                               968,062       5,523,348
   Class R2 shares                                                5,000             N/A
   Class R3 shares                                                5,000             N/A
   Class R4 shares                                              104,890         162,251
   Class R5 shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            86,068,894      97,418,203
   Class B shares                                            26,920,384      34,809,235
   Class C shares                                             1,864,627       2,048,925
   Class I shares                                                    --       1,711,536
   Class R4 shares                                              146,251         114,310
Payments for redemptions
   Class A shares                                          (199,398,545)   (203,698,721)
   Class B shares (Note 2)                                  (72,819,159)    (88,123,216)
   Class C shares (Note 2)                                   (4,079,209)     (4,091,299)
   Class I shares                                           (12,822,371)       (135,236)
   Class R4 shares                                             (563,231)         (1,294)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (125,874,521)    (76,113,243)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (249,088,382)    (45,291,767)
Net assets at beginning of year                             829,316,806     874,608,573
---------------------------------------------------------------------------------------
Net assets at end of year                                 $ 580,228,424    $829,316,806
=======================================================================================
Undistributed net investment income                       $     100,362    $    138,903
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

At March 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At March 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  31

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,956,436 and accumulated net realized gain has been decreased by $1,955,293 resulting in a net reclassification adjustment to decrease paid-in capital by $1,143.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                 2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $14,071,984    $12,047,844
      Long-term capital gain..................     72,975,380     86,644,203
CLASS B
Distributions paid from:
      Ordinary income.........................      4,392,455      4,305,778
      Long-term capital gain..................     22,805,392     30,914,217
CLASS C
Distributions paid from:
      Ordinary income.........................        306,958        255,593
      Long-term capital gain..................      1,591,955      1,836,153

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  33

YEAR ENDED MARCH 31,                                 2007           2006
----------------------------------------------------------------------------
CLASS I
Distributions paid from:
      Ordinary income.........................    $       305    $   209,164
      Long-term capital gain..................          1,581      1,504,327
CLASS R2*
Distributions paid from:
      Ordinary income.........................            140            N/A
      Long-term capital gain..................            724            N/A
CLASS R3*
Distributions paid from:
      Ordinary income.........................            140            N/A
      Long-term capital gain..................            724            N/A
CLASS R4**
Distributions paid from:
      Ordinary income.........................         23,728         14,022
      Long-term capital gain..................        123,063        100,848
CLASS R5*
Distributions paid from:
      Ordinary income.........................            140            N/A
      Long-term capital gain..................            724            N/A

  * For the period from Dec. 11, 2006 (inception date) to March 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

At March 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $16,680,699
Accumulated long-term gain (loss)..........................    $21,977,727
Unrealized appreciation (depreciation).....................    $43,690,402

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $506,105 for the year ended March 31, 2007.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially-owned subsidiary of Ameriprise Financial.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  35

Other expenses in the amount of $13,207 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

 36 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $463,796 for Class A, $105,237 for Class B and $397 for Class C for the year ended March 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  37

For the year ended March 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses are 1.22% for Class A, 1.98% for Class B, 1.98% for Class C, 1.60% for Class R2, 1.35% for Class R3, 1.05% for Class R4 and 0.85% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5 were $528,807, $155,974, $10,357, $1, $1, $683 and $1, respectively. Under this agreement, which was effective until March 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.29% for Class A, 2.06% for Class B, 2.06% for Class C, 0.94% for Class I, 1.67% for Class R2, 1.42% for Class R3, 1.12% for Class R4 and 0.92% for Class R5 of the Fund's average daily net assets. Effective as of April 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until March 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.05% for Class B, 2.05% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5 of the Fund's average daily net assets.

During the year ended March 31, 2007, the Fund's custodian and transfer agency fees were reduced by $50,557 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $14,100 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,076,358,741 and $1,314,262,516, respectively, for the year ended March 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 38 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MARCH 31, 2007
                         CLASS A       CLASS B       CLASS C      CLASS I      CLASS R2*
-----------------------------------------------------------------------------------------
Sold                     6,125,200     1,086,212     152,730        136,309        679
Issued for reinvested
 distributions          14,563,261     4,976,041     344,663             --         --
Redeemed               (30,438,488)  (11,999,913)   (677,305)    (1,904,529)        --
-----------------------------------------------------------------------------------------
Net increase
 (decrease)             (9,750,027)   (5,937,660)   (179,912)    (1,768,220)       679
-----------------------------------------------------------------------------------------

                        CLASS R3*    CLASS R4**     CLASS R5*
-----------------------------------------------------------------------------------------
Sold                           679        14,482         679
Issued for reinvested
 distributions                  --        24,335          --
Redeemed                        --       (89,765)         --
-----------------------------------------------------------------------------------------
Net increase
 (decrease)                    679       (50,948)        679
-----------------------------------------------------------------------------------------

                                           Year ended March 31, 2006
                         CLASS A       CLASS B       CLASS C      CLASS I     CLASS R4**
-----------------------------------------------------------------------------------------
Sold                     8,760,726     1,907,796     207,498        757,237     22,174
Issued for reinvested
 distributions          15,033,671     5,725,208     336,994        258,540     17,399
Redeemed               (28,267,556)  (12,845,003)   (598,819)       (18,039)      (187)
-----------------------------------------------------------------------------------------
Net increase
 (decrease)             (4,473,159)   (5,211,999)    (54,327)       997,738     39,386
-----------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to March 31, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  39

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2007, securities valued at $9,056,460 were on loan to brokers. For collateral, the Fund received $9,468,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." From March 31, 2007 to April 5, 2007, the Fund temporarily held less cash in short term investments than the amount of collateral received from securities on loan. Income from securities lending amounted to $308,471 for the year ended March 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

--------------------------------------------------------------------------------

 40 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended March 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  41

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 42 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  43

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,              2007           2006           2005           2004           2003
Net asset value, beginning of period      $7.23          $7.07          $6.77          $4.10          $5.43
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)          (.03)          (.05)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .05           1.51            .52           2.70          (1.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .03           1.48            .47           2.67          (1.33)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)         (1.32)          (.17)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.99          $7.23          $7.07          $6.77          $4.10
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $442           $603           $622           $594           $272
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.22%(d)       1.31%          1.30%          1.36%          1.38%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.11%)         (.40%)         (.63%)         (.58%)         (.38%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%           110%           101%           110%           128%
-----------------------------------------------------------------------------------------------------------
Total return(e)                            .67%         23.05%          6.90%         65.12%        (24.49%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.32% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.77          $6.75          $6.51          $3.97          $5.31
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.08)          (.10)          (.07)          (.05)
Net gains (losses) (both realized and
 unrealized)                                .03           1.42            .51           2.61          (1.29)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.02)          1.34            .41           2.54          (1.34)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)         (1.32)          (.17)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.48          $6.77          $6.75          $6.51          $3.97
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $129           $200           $234           $267           $141
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.98%(d)       2.08%          2.07%          2.13%          2.14%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.88%)        (1.17%)        (1.40%)        (1.34%)        (1.15%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%           110%           101%           110%           128%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           (.03%)        22.03%          6.25%         63.98%        (25.24%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.09% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $6.77          $6.75          $6.51          $3.98          $5.31
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.08)          (.09)          (.06)          (.05)
Net gains (losses) (both realized and
 unrealized)                                .03           1.42            .50           2.59          (1.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.02)          1.34            .41           2.53          (1.33)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)         (1.32)          (.17)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.48          $6.77          $6.75          $6.51          $3.98
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $9            $12            $12            $12             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.98%(d)       2.08%          2.07%          2.13%          2.17%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.87%)        (1.16%)        (1.40%)        (1.36%)        (1.16%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%           110%           101%           110%           128%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           (.03%)        22.03%          6.25%         63.57%        (25.05%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.08% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005        2004(B)
Net asset value, beginning of period      $7.39          $7.17          $6.82          $6.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01            .01           (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                                .04           1.53            .55           (.09)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .05           1.54            .52           (.10)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.17          $7.39          $7.17          $6.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $13             $6             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .84%           .85%           .84%           .96%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .13%           .09%          (.19%)         (.12%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(f)                            .95%         23.58%          7.58%         (1.44%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  47

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)
Net gains (losses) (both realized and
 unrealized)                                .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations             --
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.09
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.60%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.27%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%
-----------------------------------------------------------------------------------------------------------
Total return(g)                            .25%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.70% for the period ended March 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --
Net gains (losses) (both realized and
 unrealized)                                .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .01
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.10
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    1.35%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.01%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%
-----------------------------------------------------------------------------------------------------------
Total return(g)                            .41%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.45% for the period ended March 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  49

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $7.33          $7.14          $6.82          $4.12          $5.46
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 --           (.01)          (.03)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .04           1.52            .52           2.72          (1.32)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .04           1.51            .49           2.70          (1.34)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)         (1.32)          (.17)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.10          $7.33          $7.14          $6.82          $4.12
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.05%(d)       1.13%          1.12%          1.20%          1.16%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .07%          (.20%)         (.46%)         (.40%)         (.27%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%           110%           101%           110%           128%
-----------------------------------------------------------------------------------------------------------
Total return(e)                            .82%         23.25%          7.14%         65.53%        (24.54%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.14% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 50 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01
Net gains (losses) (both realized and
 unrealized)                                .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .02
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $6.11
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                     .85%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .51%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         158%
-----------------------------------------------------------------------------------------------------------
Total return(g)                            .55%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.96% for the period ended March 31, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Advantage Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended March 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Advantage Fund as of March 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2007

--------------------------------------------------------------------------------

 52 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  53

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

--------------------------------------------------------------------------------

 54 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          20.53%
      Dividends Received Deduction for corporations.........          20.49%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.20552

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.06587
Total distributions.........................................        $1.27139

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001, Vice   and Chief Investment Officer,
Financial Center         President since    Ameriprise Financial, Inc. and
Minneapolis, MN 55474    2002               President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 51
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2007 ANNUAL REPORT  59

RIVERSOURCE(R) SMALL CAP ADVANTAGE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


RIVERSOURCE.COM/FUNDS

(RIVERSOURCE INVESTMENTS LOGO)

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                 S-6427 M (5/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
SMALL CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2007
(Prospectus also enclosed)


RIVERSOURCE SMALL CAP GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     14

Fund Expenses Example...............     16

Investments in Securities...........     19

Financial Statements................     27

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     53

Board Members and Officers..........     56

Proxy Voting........................     59

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

'
FUND SNAPSHOT AT MARCH 31, 2007

FUND OBJECTIVE

RiverSource Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets

Consumer Discretionary        15.4%
Energy                         6.4%
Financials                     5.6%
Other(1)                      10.0%     (PIE CHART)
Information Technology        24.6%
Industrials                   20.0%
Health Care                   18.0%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Materials 4.8%, Consumer Staples 2.2%, Telecommunication Services 0.9%, Utilities 0.1% and Cash & Cash Equivalents(2) 2.0%.
(2) Of the 2.0%, 1.3% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

TeleTech Holdings                     1.3%
Phillips-Van Heusen                   1.0%
Psychiatric Solutions                 1.0%
Pediatrix Medical Group               0.9%
Manitowoc                             0.8%
Hub Group Cl A                        0.8%
Priceline.com                         0.8%
NICE Systems ADR                      0.7%
THQ                                   0.7%
Intl Securities Exchange Holdings     0.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MARCH 31, 2007

STYLE MATRIX

(STYLE MATRIX GRAPHIC)

          STYLE

VALUE     BLEND      GROWTH
                                LARGE
                                MEDIUM      SIZE
                       X        SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXSCX           1/24/01
Class B                     ASGBX           1/24/01
Class C                     APRCX           1/24/01
Class I                     RSWIX            3/4/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSLGX           1/24/01
Class R5                       --          12/11/06

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets                        $213.4 million
Number of holdings                              398

PORTFOLIO MANAGERS

ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO MANAGER            YEARS IN INDUSTRY
Nancy Prial, CFA                    23

FEDERATED MDTA, LLC

PORTFOLIO MANAGER            YEARS IN INDUSTRY
David Goldsmith*                    24

* The Fund is managed by an investment team led by David Goldsmith.

TURNER INVESTMENT PARTNERS, INC.

PORTFOLIO MANAGERS           YEARS IN INDUSTRY
William McVail, CFA                 20
Christopher McHugh                  21
Frank Sustersic, CFA                18
Jason Schrotberger, CFA             13

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

PORTFOLIO MANAGERS           YEARS IN INDUSTRY
Paul Graham, Jr., CFA               21
David Wabnik                        16

--------------------------------------------------------------------------------

 4 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2007

                                  (BAR CHART)

RiverSource Small Cap Growth Fund Class A
  (excluding sales charge)                              -0.24%

Russell 2000(R) Growth Index (unmanaged)                +1.56%

Lipper Small-Cap Growth Funds Index                     +1.96%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.76%                        1.63%
Class B                                           2.53%                        2.40%
Class C                                           2.53%                        2.39%
Class I                                           1.18%                        1.18%
Class R2(b)                                       1.95%                        1.95%
Class R3(b)                                       1.70%                        1.70%
Class R4(b)                                       1.50%                        1.48%
Class R5(b)                                       1.21%                        1.21%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.04%), will not exceed 1.59% for Class A, 2.36% for Class B, 2.35% for Class C, 1.14% for Class I, 1.94% for Class R2, 1.69% for Class R3, 1.44% for Class R4 and 1.19% for Class R5.
(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. For Class R2, Class R3 and Class R5, expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MARCH 31, 2007
                                                                          SINCE
WITHOUT SALES CHARGE                   1 YEAR     3 YEARS    5 YEARS    INCEPTION
 Class A (inception 1/24/01)            -0.24%    +7.47%     +4.23%      +1.08%
 Class B (inception 1/24/01)            -1.03%    +6.61%     +3.39%      +0.30%
 Class C (inception 1/24/01)            -1.05%    +6.60%     +3.38%      +0.30%
 Class I (inception 3/4/04)             +0.15%    +8.03%       N/A       +6.89%
 Class R2 (inception 12/11/06)            N/A       N/A        N/A       +3.74%*
 Class R3 (inception 12/11/06)            N/A       N/A        N/A       +3.74%*
 Class R4** (inception 1/24/01)         -0.04%    +7.64%     +4.42%      +1.23%
 Class R5 (inception 12/11/06)            N/A       N/A        N/A       +3.95%*

WITH SALES CHARGE
 Class A (inception 1/24/01)            -5.98%    +5.37%     +3.00%      +0.11%
 Class B (inception 1/24/01)            -5.56%    +5.42%     +3.03%      +0.30%
 Class C (inception 1/24/01)            -1.95%    +6.60%     +3.38%      +0.30%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RiverSource Small Cap Growth Fund decreased 0.24% (Class A shares, excluding sales charge) for the annual period ended March 31, 2007, underperforming its benchmark, the Russell 2000(R) Growth Index (Russell Index), which increased 1.56%. The Fund's peer group, as represented by the Lipper Small-Cap Growth Funds Index, increased 1.96% for the same time frame.

RiverSource Small Cap Growth Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. As of March 31, 2007, Federated MDTA, LLC (MDTA) managed approximately 32% of the Fund's portfolio; UBS Global Asset Management (Americas) Inc. (UBS) managed approximately 29%; Turner Investment Partners, Inc. (Turner), managed approximately 20%; and Essex Investment Management Company, LLC (Essex) managed approximately 19%.

Q: What factors affected performance for your portion of the Fund during the 12-month period ended March 31, 2007?

   MDTA: Our portion of the Fund's holdings in the information technology sector detracted most from performance during the period followed by holdings in the health care sector. Large detractors during the period included USANA Health Sciences, Oceaneering Intl and Hansen Natural.

   The Fund's consumer discretionary holdings contributed positively with clothing retailer GUESS?, a strong performer during the period. Consumer discretionary stocks also added to performance.

   UBS: Strong stock selection in the financials, industrials, energy and materials sectors contributed positively to performance and offset weakness in the information technology and health care positions in our portion of the Fund.

   During the period, small-cap growth stocks lagged their value counterparts in the broader small-cap universe. The top performing industries for the annual period included metals and mining, real estate management and development, telecommunications services and several consumer subsectors.

   Throughout most of 2006, investors preferred companies with above-average dividend yields and cash flows as well as modest earnings risk and low multiples. In addition, better-than-expected reported earnings of cyclical companies diminished the relative appeal of growth companies.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   This year, investors may begin to refocus on companies with stronger growth fundamentals. This change already began when the Federal Reserve Board (the
   Fed) shifted to a "pause" in its policy of increasing the level of the Fed Funds rate at mid-year 2006. Since the pause, growth stocks have modestly outperformed the broader markets.

   TURNER: The sectors that contributed most to performance for the year were health care and materials. In health care, New River Pharmaceuticals, WellCare Health Plans and Sierra Health Services were the top performers. Several noteworthy stock specific events helped performance. For example, New River Pharmaceuticals posted a significant return during the year due to favorable news regarding clinical testing for its attention deficit hyperactivity disorder drug. Sierra Health Services advanced nicely as this Nevada-based health maintenance organization continued to book strong enrollee growth. In materials, the stocks that performed the best were Titanium Metals and Infrasource Services. Infrasource is a specialty construction services company that traded higher on news that it was being acquired.

   The biggest detractors for the year were information technology and financials. In information technology, Rackable Systems, Foundry Networks and Silicon Laboratories all detracted from performance. Rackable Systems fell significantly as the end market for this data storage provider deteriorated quickly and pricing pressures loomed. Foundry Networks, a provider of products and services to telecom companies, suffered as first quarter earnings were up soundly, yet missed analyst estimates. Compounding matters was news that the SEC began inquiries into Foundry's option pricing activities. In financials, Waddell & Reed Financial and optionsXpress Holdings were two sources of underperformance. The sell-off in Waddell & Reed is considered unwarranted in our view, as this asset manager continues to post strong investment results among its equity and fixed income strategies, which it is using to gain traction in the institutional market place.

--------------------------------------------------------------------------------

 8 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   ESSEX: Market volatility and shifting earnings expectations resulted in mixed sector returns, with few consistent trends or themes. In this environment of limited overall sector trends, the importance of stock selection increased significantly. Health care was the top contributor to performance for the period, with consumer discretionary and information technology detracting from results.

   Strong stock selection in the health care sector contributed to performance. Positive contributors included medical supply stock, Kyphon; management services stock, Omnicell; and medical systems stock, Illumina. A recent addition to the Fund's portfolio, Bruker BioSciences, had particularly strong results during the period, driven by strong demand trends as well as the company's efforts to improve operating margins.

   In the consumer discretionary sector, stock selection in consumer electronics, restaurants, and retail detracted from performance. PeopleSupport recently reported strong revenue growth, however, the stock sold off during the first quarter of 2007 due to the company's plans to rapidly increase spending in order to support growth, particularly in the Philippines. While this spending will constrain earnings growth over the near term, we remain bullish on the company's growth prospects, as it continues to capitalize on the offshore outsourcing trend. Weak performers in the specialty retail area during the period included Stamps.com and Christopher & Banks.

   The information technology area was one of the worst performing sectors during the period, with semiconductors and selected computer technology stocks notable underperformers. Performance was negatively impacted by several software names held in 2006, including Answerthink, AtRoad and webMethods, as well as Tvia in the semiconductor and components industry. All of these companies reported fundamental disappointments during the third quarter of 2006, and were subsequently sold from the portfolio. We had lower confidence that the management teams at these companies will be able to execute on growth opportunities, and thus, exited our positions to focus on higher-conviction holdings. Lastly, negative results from Neoware and Amkor Technology detracted from performance.

--------------------------------------------------------------------------------

                      RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

Q: What changes did you make to your portion of the Fund during the period?

   MDTA: Our process is bottom-up, and any changes to the sector allocations in our portion of the Fund are driven by this process. During the period, the most significant changes to our sector weightings were an increase to the consumer staples sector and transportation industry and a decrease to the financials and consumer discretionary sectors. Significant new or additional holdings to the portfolio during the past year included Manitowoc, Chaparral Steel, WellCare Health Plans, TeleTech Holdings and ValueClick.

   Significant sales or reduced holdings from the portfolio included WESCO Intl, Helix Energy Solutions Group, Websense, Unit Corporation and Eagle Materials.

   UBS: As we are primarily a bottom-up manager, changes in portfolio weightings are typically a result of identifying strong investment candidates as opposed to top-down, thematic changes. During the course of the year, however, we gradually reduced our exposure to software companies and commercial banks while increasing our exposure to hardware and energy companies.

   TURNER: Our portion of the Fund is "sector neutral" to the Russell Index and weightings are adjusted accordingly when Russell reconstitutes the Index. However, throughout the period, we have made slight modifications to the industry weights within the Fund. During the period we increased exposure to food distributors, telecommunication equipment, services to the health industry and apparel and footwear. We decreased exposure to computer communications, computer processing hardware, semiconductors, trucks and construction, managed health care and medical and nursing services.

   ESSEX: Energy stocks, which were highly volatile throughout the latter half of 2006, were affected by global economic growth concerns. Newpark Resources was sold from the portfolio during the second quarter of 2006 after we lost confidence in management's ability to execute. We did not change our portion of the Fund's underweight position in traditional oil and gas companies. We continue to prefer companies that benefit from growth in international energy markets, and are more cautious on companies solely focused on the U.S.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   We continue to maintain an underweight position in the consumer discretionary sector relative to the Russell Index, as softening home prices and rising energy costs are expected to impact retail sales this year. Our emphasis is on the media and Internet services companies, which we believe offer more compelling growth opportunities to capitalize on trends such as the growth of Internet-based interactive games and digital marketing. We believe that these investments are more attractive than retailers, who are more exposed to fluctuations in the overall level of consumer spending.

Q: How do you intend to manage your portion of the Fund in the coming months?

   MDTA: Going forward, we will continue to employ our disciplined, bottom-up stock selection process to seek stocks with the best combination of fundamental variables we focus on. Industrials remain a larger position in our portion of the Fund's portfolio, while exposure to the health care and information technology sectors remains significantly less than the Russell Index.

   UBS: We believe the recent favorable performance of growth stocks will continue over the intermediate term. As the profit cycle has likely peaked, companies with sustainable earnings growth prospects going forward should outperform those sectors of the economy that are more cyclical in nature. Prospects for stronger relative earnings growth in the information technology and health care sectors are likely to continue, which should in turn bolster performance of the growth indices. Diminished inflation expectations, combined with a slowing economy, should widen the price/earnings multiples for the best positioned growth companies.

   At the end of the annual period, our portion of the Fund is modestly overweight in the energy and industrial sectors and slightly underweight in the information technology and financials sectors compared to the Russell Index. Industries in the portfolio with above-average exposure include energy equipment and services, and air freight and logistics.

   We remain confident in our investment disciplines going forward. Our team remains committed to identifying companies that we believe will generate superior capital appreciation over the next few years. We are confident about the current positioning of the portfolio and excited about the strong backlog of new ideas we are generating.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  11

QUESTIONS & ANSWERS

   TURNER: In managing the portfolio, our focus, as always, remains on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the Internet, hotel, brokerage, investment-exchange, biotechnology, semiconductor, telecommunication and wireless industries. Our team of 15 fundamental analysts continues to conduct bottom-up company research on small-cap stocks with the intent of identifying companies with healthy earnings growth trading at reasonable valuations.

   ESSEX: Evidence is gathering that the U.S. economy, after several years of above trend growth, is moderating to a more sustainable pace. This will ensure that inflation stays low enough for the Fed, at a minimum, to keep monetary policy steady. Further significant deterioration in the housing market remains the chief downside risk to our forecast. While there is little evidence to date of subprime mortgage woes spilling over into other areas of the economy, namely consumer spending and prime-based lending, this will be closely monitored by investors and may well keep markets on edge. Growth stocks of all sizes should be the main beneficiaries of this slower growth environment, as valuations are compressed and should expand with continued solid earnings gains. While the slowdown in consumption has further to go due to persistent weakness in housing, employment trends remain supportive. We believe investors will become increasingly selective and gravitate toward companies with consistently superior earnings growth.

   Looking ahead, we believe conditions remain positive for equities, as valuations are not demanding, earnings will continue to expand this year and next, and liquidity is abundant. We admit that the economy faces many crosscurrents, and growth may remain choppy this year. This type of environment rewards patience, individual stock selection and conviction, all hallmarks of our investment philosophy and process.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/07)* as compared to the performance of two widely cited performance indices, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

COMPARATIVE RESULTS

Results at March 31, 2007
                                                                           SINCE
                                          1 YEAR    3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE SMALL CAP GROWTH FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000       $9,402   $11,699   $11,593      $10,069
        Average annual total return        -5.98%    +5.37%    +3.00%       +0.11%
RUSSELL 2000 GROWTH INDEX(1)
 Cumulative value of $10,000              $10,156   $13,097   $14,612      $12,028
        Average annual total return        +1.56%    +9.41%    +7.88%       +3.04%
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000       $10,196   $12,893   $14,197      $11,815
        Average annual total return        +1.96%    +8.84%    +7.26%       +2.74%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE SMALL CAP GROWTH FUND LINE GRAPH)


                    RiverSource           Russell 2000(R)            Lipper
                 Small Cap Growth         Growth Index(1)          Small-Cap
                   Fund Class A                                   Growth Funds
                    (includes                                       Index(2)
                   sales charge)
2/01                   9,425                  10,000                 10,000
3/01                   7,647                   7,845                  7,873
3/02                   8,186                   8,233                  8,324
3/03                   5,186                   5,629                  5,885
3/04                   8,112                   9,184                  9,165
3/05                   7,760                   9,264                  9,296
3/06                  10,093                  11,843                 11,588
3/07                  10,069                  12,028                 11,815

(1) The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 16 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

                             BEGINNING         ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                           OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                  $1,000         $1,128.80         $ 8.40(d)        1.58%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,017.04         $ 7.96(d)        1.58%
 Class B
   Actual(b)                  $1,000         $1,125.90         $12.44(d)        2.35%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,013.22         $11.79(d)        2.35%
 Class C
   Actual(b)                  $1,000         $1,125.60         $12.43(d)        2.35%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,013.23         $11.78(d)        2.35%
 Class I
   Actual(b)                  $1,000         $1,133.10         $ 5.78(d)        1.09%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,019.52         $ 5.47(d)        1.09%
 Class R2
   Actual(c)                     N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,009.31         $ 5.51(d)        1.86%
 Class R3
   Actual(c)                     N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,010.05         $ 4.77(d)        1.60%
 Class R4
   Actual(b)                  $1,000         $1,132.30         $ 7.39(d)        1.39%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,018.00         $ 6.99(d)        1.39%

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  17

                             BEGINNING         ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                           OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class R5
   Actual(c)                     N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,011.48         $ 3.33(d)        1.12%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2007: +12.88% for Class A, +12.59% for Class B, +12.56% for Class C, +13.31% for Class I and +13.23% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3, and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.59% for Class A; 2.36% for Class B; 2.35% for Class C; 1.14% for Class I; 1.94% for Class R2; 1.69% for Class R3; 1.44% for Class R4 and 1.19% for Class R5. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended March 31, 2007, the actual expenses paid would have been $12.40 for Class C and $7.34 for Class R4; the hypothetical expenses paid would have been $11.75 for Class C and $6.94 for Class R4. For Class A, Class B, Class I, Class R2, Class R3 and Class R5, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 18 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MARCH 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.2%)
AAR                                                  29,700(b)             $818,532
BE Aerospace                                         16,715(b)              529,866
DRS Technologies                                      5,634                 293,926
Ladish                                               11,110(b)              418,180
Teledyne Technologies                                10,711(b)              401,020
                                                                    ---------------
Total                                                                     2,461,524
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.3%)
Hub Group Cl A                                       59,271(b)            1,718,266
Pacer Intl                                           12,804                 344,940
UTI Worldwide                                        24,700(c)              607,126
                                                                    ---------------
Total                                                                     2,670,332
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
AirTran Holdings                                     29,150(b)              299,371
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber                                 20,480                 374,579
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Natl Beverage                                        16,520(b)              289,761
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.7%)
Alexion Pharmaceuticals                              12,160(b)              525,798
Alnylam Pharmaceuticals                               9,830(b)              176,940
Array BioPharma                                      18,580(b)              235,966
BioMarin Pharmaceutical                              35,450(b)              611,867
Cubist Pharmaceuticals                               25,425(b)              561,130
Emergent BioSolutions                                24,100(b)              323,422
InterMune                                             9,980(b)              246,107
Isis Pharmaceuticals                                 28,500(b)              264,195
Keryx Biopharmaceuticals                             22,300(b)              234,596
LifeCell                                             22,800(b)              569,316
Myriad Genetics                                      11,200(b)              385,952
OSI Pharmaceuticals                                  16,381(b)              540,573
Progenics Pharmaceuticals                             8,530(b)              201,990
Regeneron Pharmaceuticals                            18,000(b)              389,160
United Therapeutics                                  10,483(b)              563,776
                                                                    ---------------
Total                                                                     5,830,788
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BUILDING PRODUCTS (0.7%)
Ameron Intl                                           5,779                $380,605
Apogee Enterprises                                   12,185                 244,187
Goodman Global                                       35,204(b)              620,295
Simpson Mfg                                          10,972                 338,376
                                                                    ---------------
Total                                                                     1,583,463
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Greenhill & Co                                        7,040                 432,186
HFF Cl A                                             13,370(b)              200,550
Investors Financial Services                         22,020               1,280,462
MarketAxess Holdings                                 23,760(b)              397,742
Penson Worldwide                                      8,220(b)              248,162
Waddell & Reed Financial Cl A                        18,730                 436,784
                                                                    ---------------
Total                                                                     2,995,886
-----------------------------------------------------------------------------------

CHEMICALS (1.5%)
HB Fuller                                            16,420                 447,773
Hercules                                             79,567(b)            1,554,739
Koppers Holdings                                     10,094                 259,012
Landec                                               50,420(b)              714,956
Terra Inds                                           17,830(b)              312,025
                                                                    ---------------
Total                                                                     3,288,505
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.1%)
AmericanWest Bancorp                                 13,611                 293,181
First Regional Bancorp                                1,499(b)               44,520
Hanmi Financial                                       3,870                  73,762
Preferred Bank                                        4,349                 170,524
SVB Financial Group                                   9,899(b)              480,992
UCBH Holdings                                        45,600                 849,073
United Community Banks                               10,170                 333,474
                                                                    ---------------
Total                                                                     2,245,526
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (6.7%)
Cenveo                                               23,170(b)              563,031
Consolidated Graphics                                 7,967(b)              589,956
CRA Intl                                             16,848(b)              879,129
Deluxe                                               29,255                 980,920

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
eTelecare Global Solutions ADR                       20,200(b,c)           $306,030
GEO Group                                             5,680(b)              257,418
Healthcare Services Group                             2,047                  58,647
Huron Consulting Group                               14,566(b)              886,195
IHS Cl A                                             21,510(b)              884,276
Kenexa                                               39,319(b)            1,224,000
Knoll                                                48,819               1,163,357
Korn/Ferry Intl                                       7,500(b)              172,050
Labor Ready                                          38,800(b)              736,812
Layne Christensen                                    15,300(b)              557,226
PeopleSupport                                        38,335(b)              438,936
Resources Connection                                  2,992(b)               95,714
Taleo Cl A                                           26,904(b)              446,068
TEAM                                                    896(b)               34,182
TeleTech Holdings                                    77,774(b)            2,853,529
Watson Wyatt Worldwide Cl A                          21,729               1,057,116
                                                                    ---------------
Total                                                                    14,184,592
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.8%)
ARRIS Group                                          21,044(b)              296,300
Blue Coat Systems                                    16,300(b)              598,699
C-COR                                                20,325(b)              281,705
Comtech Group                                        28,350(b,c,d)          495,558
Comtech Telecommunications                           12,898(b)              499,540
Foundry Networks                                     29,660(b)              402,486
Harris Stratex Networks Cl A                         21,373(b)              410,148
Inter-Tel                                            17,393                 411,171
NETGEAR                                              33,189(b)              946,881
NICE Systems ADR                                     47,410(b,c)          1,612,887
Opnext                                                5,900(b)               87,261
Polycom                                              18,000(b)              599,940
Sierra Wireless                                      34,153(b,c)            535,861
Sirenza Microdevices                                 50,708(b)              437,103
Sonus Networks                                       69,770(b)              563,044
                                                                    ---------------
Total                                                                     8,178,584
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMPUTERS & PERIPHERALS (0.6%)
Neoware                                              34,875(b)             $351,191
Novatel Wireless                                      5,803(b)               93,080
Presstek                                             64,868(b)              392,452
Stratasys                                             2,972(b)              126,964
Synaptics                                             9,178(b)              234,773
                                                                    ---------------
Total                                                                     1,198,460
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
EMCOR Group                                          14,700(b)              867,006
Infrasource Services                                 13,690(b)              417,956
Perini                                               15,085(b)              556,033
                                                                    ---------------
Total                                                                     1,840,995
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Headwaters                                           14,273(b)              311,865
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Advance America Cash Advance Centers                  5,208                  80,151
Cash America Intl                                     7,034                 288,394
EZCORP Cl A                                           7,203(b)              106,100
World Acceptance                                     10,111(b)              403,935
                                                                    ---------------
Total                                                                       878,580
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Myers Inds                                            7,032                 131,358
Silgan Holdings                                      26,662               1,362,695
                                                                    ---------------
Total                                                                     1,494,053
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
DXP Enterprises                                      11,260(b)              430,132
LKQ                                                  26,300(b)              574,918
                                                                    ---------------
Total                                                                     1,005,050
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Vertrue                                               5,152(b)              247,863
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
Asta Funding                                          6,636                 286,542
Intl Securities Exchange Holdings                    32,607               1,591,222
Portfolio Recovery Associates                        15,381(b)              686,762
                                                                    ---------------
Total                                                                     2,564,526
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
BigBand Networks                                     10,300(b)             $185,503
Cogent Communications Group                          21,310(b)              503,555
NeuStar Cl A                                         12,700(b)              361,188
Time Warner Telecom Cl A                             25,280(b)              525,066
                                                                    ---------------
Total                                                                     1,575,312
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.9%)
Acuity Brands                                         6,380                 347,327
BTU Intl                                             24,781(b)              247,810
Energy Conversion Devices                             8,000(b)              279,520
First Solar                                          11,100(b)              577,311
General Cable                                         9,090(b)              485,679
Genlyte Group                                        10,890(b)              768,289
GrafTech Intl                                        23,415(b)              212,608
II-VI                                                14,910(b)              504,704
Regal-Beloit                                         12,775                 592,505
                                                                    ---------------
Total                                                                     4,015,753
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Benchmark Electronics                                33,250(b)              686,945
Cognex                                               25,700                 556,919
Color Kinetics                                       22,400(b)              435,232
Littelfuse                                            3,005(b)              122,003
LoJack                                                6,432(b)              122,079
Measurement Specialties                              13,452(b)              303,477
Mellanox Technologies                                 2,600(b,c)             37,830
Merix                                                38,308(b)              314,892
RadiSys                                              18,300(b)              299,022
SMART Modular Technologies WWH                       12,146(b)              155,347
Spectrum Control                                     38,662(b)              475,543
                                                                    ---------------
Total                                                                     3,509,289
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.1%)
Atwood Oceanics                                      10,589(b)              621,468
Bristow Group                                         9,689(b)              353,164
CARBO Ceramics                                        7,036                 327,526
Complete Production Services                         22,183(b)              441,664
Core Laboratories                                    11,090(b,c)            929,675
Dresser-Rand Group                                   18,800(b)              572,648
Dril-Quip                                            29,275(b)            1,267,022
Input/Output                                          4,144(b)               57,104
Oceaneering Intl                                     15,714(b)              661,874
Oil States Intl                                      23,554(b)              755,848
Patterson-UTI Energy                                 18,200                 408,408

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ENERGY EQUIPMENT & SERVICES (CONT.)
RPC                                                  13,023                $216,963
TETRA Technologies                                   59,500(b)            1,470,244
Trico Marine Services                                 2,991(b)              111,445
W-H Energy Services                                  14,066(b)              657,445
                                                                    ---------------
Total                                                                     8,852,498
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Longs Drug Stores                                    23,446               1,210,752
Pantry                                                4,720(b)              213,438
United Natural Foods                                 26,567(b)              814,013
                                                                    ---------------
Total                                                                     2,238,203
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Hain Celestial Group                                 14,538(b)              437,158
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (5.5%)
Accuray                                              11,000(b)              244,640
Align Technology                                     17,237(b)              273,379
AngioDynamics                                        12,600(b)              212,814
ArthroCare                                           20,200(b)              728,008
Aspect Medical Systems                               12,300(b)              191,757
BIOLASE Technology                                   67,982(b,d)            661,465
Cholestech                                            2,892(b)               49,858
Conceptus                                            18,912(b)              378,240
DexCom                                               22,600(b)              177,636
Hansen Medical                                       12,700(b,d)            240,030
Hologic                                               9,130(b)              526,253
Immucor                                              29,489(b)              867,861
Inverness Medical Innovations                         7,490(b)              327,912
Kyphon                                               18,706(b)              844,389
Medical Action Inds                                   3,238(b)               77,388
Mentor                                                6,470                 297,620
Meridian Bioscience                                  21,812                 605,501
Micrus Endovascular                                   2,665(b)               63,534
Natus Medical                                        32,877(b)              584,224
Neogen                                               19,430(b)              458,159
ResMed                                                9,300(b)              468,441
Sonic Innovations                                    27,986(b)              236,482
Symmetry Medical                                     27,113(b)              442,755
Viasys Healthcare                                    32,100(b)            1,091,080
West Pharmaceutical Services                         21,065                 978,048
Wright Medical Group                                 19,665(b)              438,333
ZOLL Medical                                         10,308(b)              274,708
                                                                    ---------------
Total                                                                    11,740,515
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (5.5%)
Centene                                              12,613(b)             $264,747
Chemed                                               15,909                 778,905
HealthExtras                                          3,427(b)               98,629
HealthSpring                                         27,488(b)              647,342
Healthways                                            5,950(b)              278,163
HMS Holdings                                         38,512(b)              843,413
inVentiv Health                                       7,030(b)              269,179
LCA-Vision                                           11,468                 472,367
NightHawk Radiology Holdings                          7,319(b)              133,133
Pediatrix Medical Group                              34,500(b)            1,968,569
Psychiatric Solutions                                51,820(b)            2,088,863
Sunrise Senior Living                                14,350(b)              567,112
United Surgical Partners Intl                        23,550(b)              725,576
VCA Antech                                           36,400(b)            1,321,684
WellCare Health Plans                                16,226(b)            1,383,267
                                                                    ---------------
Total                                                                    11,840,949
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.2%)
Icad                                                 98,109(b)              375,757
Omnicell                                             48,657(b)            1,017,905
Phase Forward                                        21,500(b)              282,295
TriZetto Group                                       15,000(b)              300,150
Vital Images                                         16,142(b)              536,883
                                                                    ---------------
Total                                                                     2,512,990
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (4.3%)
Ameristar Casinos                                    23,371                 750,443
Buffalo Wild Wings                                   15,142(b)              964,545
California Pizza Kitchen                             26,400(b)              868,296
CEC Entertainment                                    18,678(b)              775,884
CKE Restaurants                                      54,700               1,031,642
Life Time Fitness                                    10,370(b)              533,122
McCormick & Schmick's Seafood Restaurants            19,307(b)              517,621
Orient-Express Hotels Series A                       25,500(c)            1,525,410
Peet's Coffee & Tea                                  13,457(b)              371,682
PF Chang's China Bistro                              13,866(b)              580,708
Vail Resorts                                         13,752(b)              747,146
WMS Inds                                             14,250(b)              559,170
                                                                    ---------------
Total                                                                     9,225,669
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOUSEHOLD DURABLES (1.2%)
Lifetime Brands                                      16,192                $338,251
Syntax-Brillian                                      60,500(b,d)            508,200
Tempur-Pedic Intl                                    45,260               1,176,308
Tupperware Brands                                    17,197                 428,721
Universal Electronics                                 4,398(b)              122,528
                                                                    ---------------
Total                                                                     2,574,008
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Central Garden & Pet                                 17,400(b)              256,998
Central Garden & Pet Cl A                            34,700(b)              510,090
                                                                    ---------------
Total                                                                       767,088
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
JA Solar Holdings ADR                                16,190(b,c)            292,877
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
McDermott Intl                                       16,284(b)              797,590
-----------------------------------------------------------------------------------

INSURANCE (0.5%)
Argonaut Group                                       25,487(b)              824,760
Natl Financial Partners                               4,507                 211,423
Natl Interstate                                       5,284                 136,116
                                                                    ---------------
Total                                                                     1,172,299
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
GSI Commerce                                          7,745(b)              174,960
Priceline.com                                        30,652(b)            1,632,525
                                                                    ---------------
Total                                                                     1,807,485
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.8%)
Access Integrated Technologies Cl A                  36,768(b)              199,650
aQuantive                                            18,050(b)              503,776
CyberSource                                          43,240(b)              540,932
DivX                                                  4,400(b)               88,176
Entrust                                             111,491(b)              449,309
Equinix                                               6,220(b)              532,619
Greenfield Online                                     6,928(b)              110,155
Internap Network Services                            24,440(b)              384,930
Interwoven                                           33,729(b)              570,020
Knot                                                 34,601(b)              744,960
LivePerson                                           68,754(b)              541,782
Perficient                                           51,372(b)            1,016,138
Saba Software                                        59,761(b)              391,136
SAVVIS                                                9,340(b)              447,199
SkillSoft ADR                                        74,713(b,c)            624,601
Switch & Data Facilities                             13,220(b)              239,546

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INTERNET SOFTWARE & SERVICES (CONT.)
ValueClick                                           51,893(b)           $1,355,964
Vignette                                             22,669(b)              420,963
VistaPrint                                           12,100(b)              463,430
WebSideStory                                         41,113(b)              532,413
                                                                    ---------------
Total                                                                    10,157,699
-----------------------------------------------------------------------------------

IT SERVICES (0.9%)
CACI Intl Cl A                                       13,300(b)              623,238
iGATE                                                46,533(b)              383,432
Rainmaker Systems                                    50,788(b)              426,619
Sykes Enterprises                                     3,433(b)               62,618
WNS Holdings ADR                                     14,900(b,c)            434,186
                                                                    ---------------
Total                                                                     1,930,093
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Oakley                                               19,968                 402,155
Smith & Wesson Holding                               15,943(b)              208,694
                                                                    ---------------
Total                                                                       610,849
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.4%)
Affymetrix                                            5,960(b)              179,217
Bruker BioSciences                                   55,865(b)              587,700
Dionex                                                5,227(b)              356,011
Exelixis                                             30,000(b)              298,200
ICON ADR                                              5,850(b,c)            249,210
Illumina                                             17,677(b)              517,936
Kendle Intl                                          24,403(b)              866,795
Luminex                                              34,222(b)              469,526
PAREXEL Intl                                         32,657(b)            1,174,672
Varian                                                1,490(b)               86,807
Ventana Medical Systems                               8,320(b)              348,608
                                                                    ---------------
Total                                                                     5,134,682
-----------------------------------------------------------------------------------

MACHINERY (4.7%)
Actuant Cl A                                         18,350                 932,364
Astec Inds                                            8,625(b)              347,156
Barnes Group                                         18,633                 428,745
Bucyrus Intl Cl A                                    25,533               1,314,950
Columbus McKinnon                                     3,228(b)               72,275
Dynamic Materials                                     6,893(b)              225,539
ESCO Technologies                                    19,100(b)              856,062
Hurco Companies                                      11,429(b)              489,733
Kaydon                                               16,285                 693,090
Lydall                                               38,253(b)              607,840
Manitowoc                                            28,496               1,810,350
Middleby                                             12,052(b)            1,588,936

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Valmont Inds                                          9,009                $520,990
Wabtec                                                1,830                  63,117
                                                                    ---------------
Total                                                                     9,951,147
-----------------------------------------------------------------------------------

MARINE (1.2%)
American Commercial Lines                            50,272(b)            1,581,054
Horizon Lines Cl A                                   28,422                 932,810
                                                                    ---------------
Total                                                                     2,513,864
-----------------------------------------------------------------------------------

MEDIA (0.4%)
Arbitron                                              7,090                 332,876
Natl CineMedia                                       13,700(b)              365,789
Sinclair Broadcast Group Cl A                        10,635                 164,311
                                                                    ---------------
Total                                                                       862,976
-----------------------------------------------------------------------------------

METALS & MINING (2.5%)
AK Steel Holding                                     27,815(b)              650,593
Brush Engineered Materials                            5,330(b)              258,345
Century Aluminum                                      8,460(b)              396,605
Chaparral Steel                                      26,280               1,528,707
PAN American Silver                                  12,720(b,c)            376,385
RTI Intl Metals                                       3,330(b)              303,063
Steel Dynamics                                       28,500               1,231,200
Universal Stainless & Alloy Products                 11,723(b)              556,491
                                                                    ---------------
Total                                                                     5,301,389
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Alon USA Energy                                      12,541                 453,984
Arena Resources                                       9,020(b)              452,082
EXCO Resources                                       59,500(b)              986,510
Frontier Oil                                         29,736                 970,583
Goodrich Petroleum                                   14,930(b)              502,096
Petrohawk Energy                                     65,300(b)              860,001
Quicksilver Resources                                11,550(b)              459,344
Toreador Resources                                   14,100(b)              255,915
                                                                    ---------------
Total                                                                     4,940,515
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.5%)
Chattem                                              10,970(b)              646,572
USANA Health Sciences                                 9,331(b)              437,344
                                                                    ---------------
Total                                                                     1,083,916
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (0.8%)
KV Pharmaceutical Cl A                               12,230(b)             $302,448
Medicis Pharmaceutical Cl A                          11,950                 368,299
MGI PHARMA                                           16,812(b)              377,766
New River Pharmaceuticals                             1,020(b)               64,903
Penwest Pharmaceuticals                              20,800(b)              209,664
Sciele Pharma                                        18,873(b)              446,912
                                                                    ---------------
Total                                                                     1,769,992
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.0%)
BioMed Realty Trust                                  15,000                 394,500
Corporate Office Properties Trust                     6,530                 298,290
Digital Realty Trust                                 10,210                 407,379
Highland Hospitality                                 16,960                 301,888
Ventas                                               19,600                 825,748
                                                                    ---------------
Total                                                                     2,227,805
-----------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Landstar System                                      25,300               1,159,752
Old Dominion Freight Line                             8,861(b)              255,285
                                                                    ---------------
Total                                                                     1,415,037
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.3%)
Amkor Technology                                     36,517(b)              455,732
ANADIGICS                                           105,575(b,d)          1,247,896
Atheros Communications                               27,962(b)              669,131
ATMI                                                 10,873(b)              332,388
AXT                                                  83,038(b)              397,752
Cirrus Logic                                         38,070(b)              291,616
Cymer                                                 6,496(b)              269,909
Diodes                                               18,500(b)              644,725
Exar                                                 20,370(b)              269,699
FEI                                                  34,393(b)            1,240,211
FormFactor                                            9,730(b)              435,418
Hittite Microwave                                    14,900(b)              598,533
Intevac                                              19,985(b)              527,004
LTX                                                  54,326(b)              332,475
Microsemi                                            45,200(b)              940,612
ON Semiconductor                                     30,110(b)              268,581
Photronics                                           20,100(b)              312,555
Power Integrations                                   18,600(b)              421,011
RF Micro Devices                                     11,468(b)               71,446
Rudolph Technologies                                 33,908(b)              591,356
Semtech                                              18,580(b)              250,458
Silicon Image                                        21,500(b)              175,440

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
SiRF Technology Holdings                              8,730(b)             $242,345
Standard Microsystems                                18,800(b)              574,152
Tessera Technologies                                 15,170(b)              602,856
Varian Semiconductor Equipment Associates            16,315(b)              870,895
Volterra Semiconductor                               13,741(b)              179,457
                                                                    ---------------
Total                                                                    13,213,653
-----------------------------------------------------------------------------------

SOFTWARE (7.1%)
Advent Software                                       8,660(b)              301,974
Altiris                                               9,020(b)              296,848
Ansoft                                                4,872(b)              154,150
Applix                                               35,224(b)              472,354
Blackbaud                                            14,100                 344,322
Blackboard                                           13,003(b)              437,291
Bottomline Technologies                              48,471(b)              528,334
Callidus Software                                    57,111(b)              428,333
Concur Technologies                                  23,242(b)              405,805
FactSet Research Systems                             12,850                 807,622
FalconStor Software                                  42,532(b)              443,183
Glu Mobile                                            3,000(b)               30,000
i2 Technologies                                       9,535(b)              228,840
Interactive Intelligence                             32,040(b)              488,290
MICROS Systems                                       20,236(b)            1,092,541
Net 1 UEPS Technologies                              14,370(b,c)            357,526
Nuance Communications                                71,600(b)            1,096,195
OPNET Technologies                                   38,936(b)              526,025
Progress Software                                    23,600(b)              736,320
Quality Systems                                      17,954                 718,160
Secure Computing                                     19,000(b)              146,300
Shanda Interactive Entertainment ADR                 28,448(b,c)            763,829
Sourcefire                                              800(b)               14,104
Synchronoss Technologies                             30,142(b)              524,471
The9 ADR                                              8,180(b,c)            275,993
THQ                                                  46,908(b)            1,603,784
Ultimate Software Group                              17,298(b)              453,035
VA Software                                         116,030(b)              467,601
VASCO Data Security Intl                             16,565(b)              296,017
Verint Systems                                       18,352(b)              590,017
                                                                    ---------------
Total                                                                    15,029,264
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (5.4%)
Aeropostale                                          30,422(b)            1,223,877
Buckle                                               17,541                 626,214
Casual Male Retail Group                             20,040(b)              237,073
Cato Cl A                                            15,867                 371,129

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Children's Place Retail Stores                       18,000(b)           $1,003,680
Christopher & Banks                                  60,563               1,179,162
Citi Trends                                           8,150(b)              348,331
Conn's                                                5,568(b)              137,808
Dress Barn                                           23,268(b)              484,207
DSW Cl A                                             29,335(b)            1,238,230
GUESS?                                               30,187               1,222,272
Guitar Center                                         8,400(b)              379,008
Gymboree                                             20,176(b)              808,452
Hibbett Sports                                       11,510(b)              329,071
Jos A Bank Clothiers                                  2,777(b)               98,167
Tween Brands                                         19,600(b)              700,112
Zumiez                                               25,703(b)            1,031,204
                                                                    ---------------
Total                                                                    11,417,997
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.4%)
crocs                                                20,549(b,d)            970,940
Deckers Outdoor                                       8,090(b)              574,552
Iconix Brand Group                                   21,750(b)              443,700
Maidenform Brands                                    12,719(b)              293,427
Phillips-Van Heusen                                  37,340               2,195,592
Under Armour Cl A                                     9,800(b)              502,740
Volcom                                                1,464(b)               50,303
                                                                    ---------------
Total                                                                     5,031,254
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Clayton Holdings                                      5,056(b)               77,559
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial Technologies                      26,441                $648,598
Beacon Roofing Supply                                14,400(b)              232,992
Interline Brands                                     16,144(b)              353,876
Rush Enterprises Cl A                                 4,093(b)               78,627
Watsco                                                2,395                 122,313
WESCO Intl                                            1,531(b)               96,116
                                                                    ---------------
Total                                                                     1,532,522
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
SBA Communications Cl A                               8,090(b)              239,060
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $177,413,596)                                                   $211,745,259
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.0%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  4,223,607(f)           $4,223,607
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,223,607)                                                       $4,223,607
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $181,637,203)(g)                                                $215,968,866
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2007, the value of foreign securities represented 4.4% of net assets.

(d) At March 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.3% of net assets. See Note 5 to the financial statements. 0.7% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  25

(g) At March 31, 2007, the cost of securities for federal income tax purposes was $183,056,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $38,516,737
Unrealized depreciation                                             (5,604,505)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $32,912,232
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 26 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $177,413,596)         $211,745,259
   Affiliated money market fund (identified cost $4,223,607)
   (Note 6)                                                        4,223,607
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $181,637,203)                                                 215,968,866
Capital shares receivable                                              7,110
Dividends and accrued interest receivable                             50,343
Receivable for investment securities sold                          2,858,772
----------------------------------------------------------------------------
Total assets                                                     218,885,091
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                61,429
Payable for investment securities purchased                        2,416,101
Payable upon return of securities loaned (Note 5)                  2,813,000
Accrued investment management services fee                             5,384
Accrued distribution fee                                              68,136
Accrued transfer agency fee                                              357
Accrued administrative services fee                                      468
Accrued plan administration services fee                                 121
Other accrued expenses                                               111,561
----------------------------------------------------------------------------
Total liabilities                                                  5,476,557
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $213,408,534
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    432,241
Additional paid-in capital                                       172,676,843
Undistributed net investment income                                    5,799
Accumulated net realized gain (loss)                               5,961,988
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                     34,331,663
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $213,408,534
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $113,612,985
                                             Class B                          $ 43,605,178
                                             Class C                          $  4,604,901
                                             Class I                          $ 51,300,183
                                             Class R2                         $      4,770
                                             Class R3                         $      4,771
                                             Class R4                         $    270,967
                                             Class R5                         $      4,779
Net asset value per share of outstanding
   capital stock:                            Class A shares     22,851,570    $       4.97
                                             Class B shares      9,235,700    $       4.72
                                             Class C shares        974,784    $       4.72
                                             Class I shares     10,105,257    $       5.08
                                             Class R2 shares           951    $       5.02
                                             Class R3 shares           951    $       5.02
                                             Class R4 shares        53,975    $       5.02
                                             Class R5 shares           951    $       5.03
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $  2,645,720
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  27

STATEMENT OF OPERATIONS
MARCH 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                     $    694,866
Interest                                                            42,510
Income distributions from affiliated money market fund (Note
   6)                                                              131,847
Fee income from securities lending (Note 5)                         50,904
--------------------------------------------------------------------------
Total income                                                       920,127
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                               2,066,992
Distribution fee
   Class A                                                         312,614
   Class B                                                         496,176
   Class C                                                          50,257
   Class R2                                                              7
   Class R3                                                              3
Transfer agency fee
   Class A                                                         399,808
   Class B                                                         168,408
   Class C                                                          16,720
   Class R2                                                              1
   Class R3                                                              1
   Class R4                                                            712
   Class R5                                                              1
Service fee -- Class R4                                                249
Administrative services fees and expenses                          173,239
Plan administration services fee
   Class R2                                                              3
   Class R3                                                              3
   Class R4                                                            214
Compensation of board members                                        4,318
Custodian fees                                                     139,475
Printing and postage                                                86,470
Registration fees                                                   43,540
Professional fees                                                   22,782
Other                                                               28,404
--------------------------------------------------------------------------
Total expenses                                                   4,010,397
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                     (201,870)
--------------------------------------------------------------------------
                                                                 3,808,527
   Earnings and bank fee credits on cash balances (Note 2)         (12,105)
--------------------------------------------------------------------------
Total net expenses                                               3,796,422
--------------------------------------------------------------------------
Investment income (loss) -- net                                 (2,876,295)
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

 28 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

MARCH 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                             $ 18,118,017
   Payment from affiliate (Note 2)                                   2,641
--------------------------------------------------------------------------
Net realized gain (loss) on investments                         18,120,658
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                       (16,260,158)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            1,860,500
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $ (1,015,795)
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                          2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ (2,876,295)   $ (3,114,526)
Net realized gain (loss) on investments                     18,120,658      32,056,222
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       (16,260,158)     28,372,367
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               (1,015,795)     57,314,063
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                               (9,629,209)       (737,692)
      Class B                                               (3,911,269)       (337,351)
      Class C                                                 (403,792)        (31,835)
      Class I                                               (3,812,551)        (60,283)
      Class R2                                                    (394)            N/A
      Class R3                                                    (394)            N/A
      Class R4                                                 (22,350)           (807)
      Class R5                                                    (394)            N/A
--------------------------------------------------------------------------------------
Total distributions                                        (17,780,353)     (1,167,968)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  15,374,081      20,425,875
   Class B shares                                            3,410,038       5,267,866
   Class C shares                                              386,666         597,334
   Class I shares                                           32,191,922       9,795,779
   Class R2 shares                                               5,000             N/A
   Class R3 shares                                               5,000             N/A
   Class R4 shares                                             200,460         266,640
   Class R5 shares                                               5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            9,495,725         729,473
   Class B shares                                            3,842,612         332,083
   Class C shares                                              397,451          31,295
   Class I shares                                            3,811,622          60,225
   Class R4 shares                                              22,184             796
Payments for redemptions
   Class A shares                                          (47,869,506)    (61,818,156)
   Class B shares (Note 2)                                 (20,796,021)    (28,719,971)
   Class C shares (Note 2)                                  (1,661,916)     (2,557,108)
   Class I shares                                           (3,151,683)        (20,959)
   Class R4 shares                                            (211,301)       (131,037)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (4,542,666)    (55,739,865)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (23,338,814)        406,230
Net assets at beginning of year                            236,747,348     236,341,118
--------------------------------------------------------------------------------------
Net assets at end of year                                 $213,408,534    $236,747,348
======================================================================================
Undistributed net investment income                       $      5,799    $     16,535
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

At March 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At March 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  31

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  33

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,865,559 and accumulated net realized gain has been decreased by $2,287,841 resulting in a net reclassification adjustment to decrease paid-in capital by $577,718.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                     2007         2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.............................    $3,249,320    $     --
      Long-term capital gain......................     6,379,889     737,692
CLASS B
Distributions paid from:
      Ordinary income.............................     1,319,904          --
      Long-term capital gain......................     2,591,365     337,351
CLASS C
Distributions paid from:
      Ordinary income.............................       136,484
      Long-term capital gain......................       267,308      31,835
CLASS I
DISTRIBUTIONS PAID FROM:
      Ordinary income.............................     1,286,590          --
      Long-term capital gain......................     2,525,961      60,283
CLASS R2(A)
Distributions paid from:
      Ordinary income.............................           133         N/A
      Long-term capital gain......................           261         N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income.............................           133         N/A
      Long-term capital gain......................           261         N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income.............................         7,542          --
      Long-term capital gain......................        14,808         807
CLASS R5(A)
Distributions paid from:
      Ordinary income.............................           133         N/A
      Long-term capital gain......................           261         N/A

(a)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  35

At March 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $        --
Accumulated long-term gain (loss)..........................    $ 7,387,218
Unrealized appreciation (depreciation).....................    $32,912,232

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 36 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $74,739 for the year ended March 31, 2007.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC and Federated MDTA, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $6,885 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  37

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

 38 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $206,279 for Class A, $58,719 for Class B and $317 for Class C for the year ended March 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.65% for Class A, 2.42% for Class B, 2.42% for Class C, 1.15% for Class I, 1.86% for Class R2, 1.60% for Class R3, 1.47% for Class R4 and 1.12% for Class R5. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $139,660, $56,537, $5,414 and $259, respectively. Under this agreement, which was effective until March 31, 2007, the Investment Manager and its affiliates agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.61% for Class A, 2.38% for Class B, 2.38% for Class C, 1.26% for Class I, 1.96% for Class R2, 1.71% for Class R3, 1.44% for Class R4 and 1.21% for Class R5 of the Fund's average daily net assets. Effective as of April 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until March 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.59% for Class A, 2.36% for Class B, 2.35% for Class C, 1.14% for Class I, 1.94% for Class R2, 1.69% for Class R3, 1.44% for Class R4 and 1.19% for Class R5 of the Fund's average daily net assets.

During the year ended March 31, 2007, the Fund's custodian and transfer agency fees were reduced by $12,105 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $2,641 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  39

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $256,248,453 and $278,493,593, respectively, for the year ended March 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MARCH 31, 2007
                         CLASS A       CLASS B       CLASS C      CLASS I    CLASS R2(A)
----------------------------------------------------------------------------------------
Sold                     3,090,209      707,128       80,919     6,522,235       951
Issued for reinvested
 distributions           2,016,077      857,726       88,519       794,088        --
Redeemed                (9,656,870)  (4,423,877)    (350,410)     (614,246)       --
----------------------------------------------------------------------------------------
Net increase
 (decrease)             (4,550,584)  (2,859,023)    (180,972)    6,702,077       951
----------------------------------------------------------------------------------------

                       CLASS R3(A)   CLASS R4(B)   CLASS R5(A)
----------------------------------------------------------------------------------------
Sold                           951       37,977          951
Issued for reinvested
 distributions                  --        4,670           --
Redeemed                        --      (42,330)          --
----------------------------------------------------------------------------------------
Net increase
 (decrease)                    951          317          951
----------------------------------------------------------------------------------------

                                           YEAR ENDED MARCH 31, 2006
                         CLASS A       CLASS B       CLASS C      CLASS I    CLASS R4(B)
----------------------------------------------------------------------------------------
Sold                     4,396,220    1,186,833      134,922     2,094,355      54,480
Issued for reinvested
 distributions             153,251       72,507        6,833        12,495         166
Redeemed               (13,743,148)  (6,577,532)    (581,041)       (4,278)    (28,289)
----------------------------------------------------------------------------------------
Net increase
 (decrease)             (9,193,677)  (5,318,192)    (439,286)    2,102,572      26,357
----------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 40 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2007, securities valued at $2,645,720 were on loan to brokers. For collateral, the Fund received $2,813,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $50,904 for the year ended March 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended March 31, 2007.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  41

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 42 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  43

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.42          $4.19          $4.38          $2.80          $4.43
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.07)          (.06)          (.06)          (.04)          (.04)
Net gains (losses) (both realized and
 unrealized)                                .03           1.32           (.13)          1.62          (1.59)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.04)          1.26           (.19)          1.58          (1.63)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)          (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.97          $5.42          $4.19          $4.38          $2.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $114           $149           $153           $208           $118
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.65%(d)       1.68%(d)       1.63%          1.64%          1.55%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.22%)        (1.20%)        (1.29%)        (1.18%)        (1.23%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%           152%           153%           224%           175%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           (.24%)        30.06%         (4.34%)        56.43%        (36.79%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.76%, 1.73% and 1.79% for the years ended March 31, 2007, 2006 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.21          $4.06          $4.28          $2.76          $4.39
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.10)          (.09)          (.10)          (.07)          (.06)
Net gains (losses) (both realized and
 unrealized)                                .02           1.27           (.12)          1.59          (1.57)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.08)          1.18           (.22)          1.52          (1.63)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)          (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.72          $5.21          $4.06          $4.28          $2.76
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $44            $63            $71           $102            $58
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.42%(d)       2.45%(d)       2.40%          2.40%          2.31%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.99%)        (1.97%)        (2.06%)        (1.94%)        (1.99%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%           152%           153%           224%           175%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          (1.03%)        29.05%         (5.14%)        55.07%        (37.13%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.53%, 2.50% and 2.55% for the years ended March 31, 2007, 2006 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.21          $4.06          $4.28          $2.76          $4.39
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.10)          (.09)          (.10)          (.07)          (.06)
Net gains (losses) (both realized and
 unrealized)                                .02           1.27           (.12)          1.59          (1.57)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.08)          1.18           (.22)          1.52          (1.63)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)          (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.72          $5.21          $4.06          $4.28          $2.76
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $6             $6             $9             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.42%(d)       2.45%(d)       2.40%          2.40%          2.31%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.98%)        (1.96%)        (2.06%)        (1.94%)        (1.99%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%           152%           153%           224%           175%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          (1.05%)        29.05%         (5.14%)        55.07%        (37.13%)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.52%, 2.50% and 2.55% for the years ended March 31, 2007, 2006 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005        2004(B)
Net asset value, beginning of period      $5.51          $4.23          $4.40          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)          (.03)          (.05)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .02           1.34           (.12)          (.09)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.02)          1.31           (.17)          (.12)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.08          $5.51          $4.23          $4.40
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $51            $19             $6             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.15%          1.13%(e)       1.07%          1.18%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.71%)         (.69%)         (.72%)         (.49%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(g)                            .15%         30.96%         (3.86%)        (2.65%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.15% and 1.56% for the periods ended March 31, 2006 and 2004, respectively.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  47

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)
Net gains (losses) (both realized and
 unrealized)                                .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.86%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.36%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           3.74%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)
Net gains (losses) (both realized and
 unrealized)                                .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.60%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.11%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           3.74%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  49

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period      $5.46          $4.22          $4.40          $2.81          $4.43
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.05)          (.05)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .02           1.32           (.13)          1.63          (1.59)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.03)          1.27           (.18)          1.59          (1.62)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)          (.03)            --             --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.02          $5.46          $4.22          $4.40          $2.81
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.47%(d)       1.48%(d)       1.44%          1.45%          1.37%(d)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.04%)        (1.03%)        (1.11%)         (.97%)        (1.06%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%           152%           153%           224%           175%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           (.04%)        30.08%         (4.09%)        56.58%        (36.57%)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.55%, 1.53% and 1.61% for the years ended March 31, 2007, 2006 and 2003, respectively.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 50 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,          2007(B)
Net asset value, beginning of period      $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)
Net gains (losses) (both realized and
 unrealized)                                .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $5.03
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.12%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.62%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         119%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           3.95%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Small Cap Growth Fund (a series of RiverSource Strategy Series, Inc.) as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended March 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Growth Fund as of March 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2007

--------------------------------------------------------------------------------

 52 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  53

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

--------------------------------------------------------------------------------

 54 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          19.28%
      Dividends Received Deduction for corporations.........          18.94%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.13978

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.27443
Total distributions.........................................        $0.41421

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001, Vice   and Chief Investment Officer,
Financial Center         President since    Ameriprise Financial, Inc. and
Minneapolis, MN 55474    2002               President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 51
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                     RIVERSOURCE SMALL CAP GROWTH FUND -- 2007 ANNUAL REPORT  59

RIVERSOURCE(R) SMALL CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


RIVERSOURCE.COM/FUNDS

(RIVERSOURCE INVESTMENTS LOGO)

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                 S-6301 K (5/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

         (a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Strategy Series, Inc. were as follows:

              2007 - $78,300;   2006 - $82,500

         (b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Strategy Series, Inc. were as follows:

              2007 - $552;   2006 - $621

         (c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for RiverSource Strategy Series, Inc. were as follows:

              2007 - $6,523;   2006 - $9,082

         (d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered for RiverSource Strategy Series, Inc. were as follows:

              2007 - $1,353;   2006 - $1,660

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

         (e) (2) 100% of the services performed for items (b) through (d) above during 2007 and 2006 were pre-approved by the audit committee.

         (f) Not applicable.

         (g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

              2007 - $94,026;   2006 - $97,742

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

              2007 - $86,150;   2006 - $87,000

         (h)100% of the services performed for item (g) above during 2007 and 2006 were pre-approved by the audit committee.

*    2006 represents bills paid 4/1/05 - 3/31/06

     2007 represents bills paid 4/1/06 - 3/31/07

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource Strategy Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date June 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date June 4, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date June 4, 2007